UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

Rezolute, Inc.

(Name of Registrant as Specified in its Charter)
Not Applicable

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

REZOLUTE, INC.
NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
June 16, 2022
3:00 p.m. Pacific Time
To the Stockholders of Rezolute, Inc.:
The 2022 annual meeting of the stockholders (the “Annual Meeting”) of Rezolute, Inc., a Nevada corporation (the “Company”), will be held via a virtual meeting on Thursday, June 16, 2022 at 3:00 p.m. Pacific Time. You may virtually attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/RZLT2022. The Annual Meeting will be held for the following purposes:
(1)
To elect Young-Jin Kim, Nevan Charles Elam, Philippe Fauchet, Gil Labrucherie, Wladimir Hogenhuis and Nerissa Kreher to the Company’s Board of Directors.

(2)
To ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accountants for the fiscal year ending on June 30, 2022.

(3)
To approve an increase in the Company’s authorized common stock of 60,000,000 shares to an aggregate of 100,000,000 shares as set forth in the Articles of Incorporation (the “Share Increase Proposal”).

(4)
To approve an amendment to the 2021 Stock Incentive Plan (the “2021 Equity Plan”), to increase the number of shares available for issuance thereunder by 9,500,000 shares to an aggregate of 10,700,000 shares (the “2021 Equity Plan Amendment Proposal”).

(5)
To adopt the 2022 Employee Stock Purchase Plan.

(6)
To approve, in accordance with Nasdaq Marketplace Rule 5635(d), the exercisability of certain Class C warrants, to be issued upon the closing of a private placement offering that we entered into pursuant to a Securities Purchase Agreement dated May 4, 2022 (the “Nasdaq Proposal”);

(7)
To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers, or NEOs, as disclosed in the Executive Compensation section of this Proxy Statement.

(8)
To authorize an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the Share Increase Proposal, 2021 Equity Plan Amendment Proposal and/or the Nasdaq Proposal.

(9)
To transact such other business as may properly come before the meeting, or any postponements or adjournments thereof.

All stockholders of record at the close of business on May 5, 2022 are entitled to notice of and to vote at such meeting. The date on which we anticipate this Proxy Statement and the accompanying proxy will be first sent or given to stockholders will be on or about May 20, 2022.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Thursday, June 16, 2022.
Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), the Company has elected to provide access to its proxy materials by sending you a full set of proxy materials, including this Notice, the accompanying Proxy Statement and Proxy Card.
All stockholders are cordially invited to virtually attend the Annual Meeting. If you virtually attend the meeting, you may withdraw your proxy and vote your shares at the meeting.
Your vote is extremely important. Whether or not you expect to virtually attend the Annual Meeting, please vote by mail, Internet or telephone as described in the enclosed proxy materials.

By order of the Board of Directors
/s/ Nevan Charles Elam

Nevan Charles Elam
Chief Executive Officer, Director
Redwood City, California

2022 ANNUAL MEETING OF STOCKHOLDERS
to be held June 16, 2022
PROXY STATEMENT
GENERAL INFORMATION
The enclosed proxy is solicited by the Board of Directors (also referred to as the “Board” herein) of Rezolute, Inc., a Nevada corporation, which we refer to as the “Company,” “Rezolute,” “we,” “us,” or “our,” for use at the 2022 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), to be held on Thursday, June 16, 2022 at 3:00 p.m. Pacific Time, via a virtual meeting, and at any postponement or adjournment thereof. You may virtually attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/RZLT2022. If you plan to virtually attend the Annual Meeting, please follow the voting and registration instructions as outlined in this Proxy Statement.
All stockholders of record at the close of business on May 5, 2022 (the “Record Date”) are entitled to notice of and to vote at such meeting. The date on which we anticipate that this Proxy Statement and the accompanying proxy will be first sent or given to stockholders will be on or about May 20, 2022.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this Proxy Statement and the Annual Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the rules and regulations of the SEC. These questions and answers may not address all of the questions that are important to you as a stockholder. If you have additional questions about the Proxy Statement or the Annual Meeting, please reach out to Broadridge below.
What is the purpose of the Annual Meeting?
At the Annual Meeting, our stockholders will be asked to consider and vote upon the matters described in this Proxy Statement and in the accompanying Notice, and any other matters that properly come before the Annual Meeting.
What is a proxy statement and what is a proxy?
A proxy statement is a document that we are required by law to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card.
Why did I receive these proxy materials?
We are providing these proxy materials in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting, and at any postponement or adjournment thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. You are invited to attend the Annual Meeting virtually to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting virtually to vote your shares. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement.
How may I virtually attend the meeting?
The Annual Meeting will be conducted completely as a virtual meeting via the internet. Stockholders may attend the meeting virtually, vote their shares electronically during the meeting via the live audiocast, and may submit questions in advance of the meeting, by visiting www.proxyvote.com. We believe that holding our meeting completely online will enable greater participation and improved communication. Stockholders will need the control number included on their proxy card to enter the meeting and vote their shares at the meeting.

Can I vote my shares at the meeting?
If you are a stockholder of record of our Common Stock, you may vote your shares at the meeting by going to www.proxyvote.com and using your digit control number included on your proxy card. Even if you currently plan to attend the meeting virtually, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. If you are a street name holder, you must vote your shares in the manner prescribed by your broker, bank, trust or other nominee.
How can I submit questions for the Annual Meeting?
You may submit questions prior to the meeting at www.proxyvote.com. Questions pertinent to matters to be acted upon at the Annual Meeting as well as appropriate questions regarding the business and operations of the company will be answered during the Annual Meeting, subject to time constraints. In the interests of time and efficiency, we reserve the right to group questions of a similar nature together to facilitate the question and answer portion of the meeting. We may not be able to answer all questions submitted in the allotted time.
How do I give a proxy to vote my shares?
If you are a stockholder of record of our Common Stock as of the Record Date, you can give a proxy to be voted at the Annual Meeting in any of the following ways:
•
over the telephone by calling a toll-free number;

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electronically, via the internet; or

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by completing, signing and mailing the enclosed proxy card.

The telephone and internet procedures have been set up for your convenience. We encourage you to save corporate expense by submitting your vote by telephone or internet. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. If you are a stockholder of record and you would like to submit your proxy by telephone or internet, please refer to the specific instructions provided on the enclosed proxy card. If you wish to submit your proxy by mail, please return your signed proxy card to us before the Annual Meeting. Each proxy that is properly completed, signed and returned to the Company prior to the Annual Meeting, and not revoked, will be voted in accordance with the instructions given in such proxy.
What am I being asked to vote upon at the Annual Meeting?
At the Annual Meeting, you will be asked to:
•
Vote on the election of Young-Jin Kim, Nevan Charles Elam, Philippe Fauchet, Gil Labrucherie, Wladimir Hogenhuis and Nerissa Kreher to the Company’s Board of Directors (the “Board of Directors Proposal”);

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Ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accountants for the fiscal year ending June 30, 2022 (the “Accountant Proposal”);

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To approve an increase in the Company’s authorized common stock of 60,000,000 shares to an aggregate of 100,000,000 shares as set forth in the Articles of Incorporation (the “Share Increase Proposal”);

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To approve an amendment to the 2021 Stock Incentive Plan (the “2021 Equity Plan”), to increase the number of shares available for issuance thereunder by 9,500,000 shares to an aggregate of 10,700,000 shares (the “2021 Equity Plan Amendment Proposal”);

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To adopt the 2022 Employee Stock Purchase Plan (the “2022 ESPP Proposal”);

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To approve, in accordance with Nasdaq Marketplace Rule 5635(d), the exercisability of certain Class C warrants (the “Class C Warrants”) to be issued upon the closing of a private placement offering that we entered into pursuant to a Securities Purchase Agreement dated May 4, 2022 (the “Nasdaq Proposal”);

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Approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers, or NEOs, as disclosed in the Executive Compensation of this Proxy Statement (the “Say-On-Pay Proposal”);

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Authorize an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the Share Increase Proposal or the 2021 Equity Plan Amendment Proposal (the “Adjournment Proposal”); and

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Act upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Does the Board of Directors recommend voting in favor of the proposals?
Yes. The Board of Directors unanimously recommends that you vote your shares:
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“FOR” each of the director nominees identified in the Board of Directors Proposal;

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“FOR” the Accountant Proposal;

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“FOR” the Share Increase Proposal;

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“FOR” the 2021 Equity Plan Amendment Proposal;

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“FOR” the 2022 ESPP Proposal;

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“FOR” the Nasdaq Proposal;

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“FOR” the Say-On-Pay Proposal; and

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“FOR” the Adjournment Proposal.

Only our “stockholders of record” at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 33,582,831 shares of our Common Stock outstanding and entitled to vote.
Beneficial Owners Held in Street Name
If, on the Record Date, your shares were held in an account at a bank, broker, dealer, or other nominee, then you are the “beneficial owner” of shares held in “street name” and this Proxy Statement is being forwarded to you by that nominee. The nominee holding your account is considered the “stockholder of record” for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your nominee on how to vote the shares in your account. You are also invited to virtually attend the Annual Meeting. However, since you are not the “stockholder of record,” you may not vote your shares virtually at the Annual Meeting unless you request and obtain a valid proxy from your nominee. Please contact your nominee directly for additional information.
Brokers, banks or other nominees holding shares of record for their respective customers generally are not entitled to vote on the election of directors unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a nominee who has not received instructions from its customers on a particular matter. As used herein, “broker non-vote” means the votes that could have been cast on the matter by nominees with respect to uninstructed shares if the nominees had received instructions. The effect of proxies marked “withheld” as to any director nominee or “abstain” as to any other proposal, and the effect of broker non-votes on each of the proposals, is discussed in each proposal below.
How many votes do I get?
Each share of Common Stock entitles the holder thereof to one vote on each matter to be voted upon. Dissenters’ rights are not applicable to any of the matters being voted upon.
What are the voting requirements to approve the proposals?
Please see each proposal below for voting requirements applicable to each proposal.
What happens if I do not vote?
Please see each proposal below for the effect of not voting as well as the effect of withholdings, abstentions and broker non-votes.

What is the quorum requirement for the Annual Meeting?
The presence virtually via the Internet or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum.
For purposes of establishing a quorum, stockholders of record who are present at the Annual Meeting virtually via the Internet or by proxy and who abstain or withhold their vote, including brokers, dealers or other nominees holding shares of their respective customers of record who cause abstentions to be recorded at the Annual Meeting, are considered stockholders who are present and entitled to vote and count toward the quorum. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.
Could other matters be decided at the Annual Meeting?
As of the date this Proxy Statement went to press, the Board of Directors did not know of any matters which will be brought before the Annual Meeting other than those specifically set forth in the Notice hereof. However, if any other matter properly comes before the Annual Meeting, it is intended that the proxies, or their substitutes, will vote on such matters in accordance with the instructions given in such proxy.
How can stockholders nominate a candidate for election as a director?
Any stockholders desiring to submit a recommendation for consideration by the Board of a candidate that the stockholder believes is qualified to be a Board nominee at any upcoming stockholders meeting may do so by submitting that recommendation in writing to the Board not later than 120 days prior to the first anniversary of the date on which the proxy materials for the prior year’s Annual Meeting were first sent to stockholders. However, if the date of the upcoming Annual Meeting has been changed by more than 30 days from the date of the prior year’s meeting, the recommendation must be received within a reasonable time before the Company begins to print and mail its proxy materials for the upcoming Annual Meeting. In addition, the recommendation should be accompanied by the following information:
•
the name and address of the nominating stockholder and of the person or persons being recommended for consideration as a candidate for Board membership;

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the number of shares of voting stock of the Company that are owned by the nominating stockholder, his or her recommended candidate and any other stockholders known by the nominating stockholder to be supporting the candidate’s nomination;

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a description of any arrangements or understandings, that relate to the election of directors of the Company, between the nominating stockholder, or any person that (directly or indirectly through one or more intermediaries) controls, or is controlled by, or is under common control with, such stockholder and any other person or persons (naming such other person or persons);

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such other information regarding each such recommended candidate as would be required to be included in a Proxy Statement filed pursuant to the proxy rules of the SEC; and

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the written consent of each such recommended candidate to be named as a nominee and, if nominated and elected, to serve as a director.

Can I change my vote after submitting my proxy?
Yes. You may revoke your proxy and change your vote at any time before your proxy is voted at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy and change your vote by submitting a later-dated proxy by telephone, internet or mail, or by voting at the meeting.
To request an additional proxy card, or if you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact:
Broadridge Financial Solutions, Inc.
51 Mercedes Way, Edgewood, New York 11717
Call toll free: (855) 325-6676

Where can I find voting results of the Annual Meeting?
We will announce preliminary voting results with respect to each proposal at the Annual Meeting. In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four business days following the Annual Meeting, unless final results are not known at that time in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once they are known by the Company.
What is the deadline to submit stockholder proposals for the 2023 Annual Meeting?
Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders to be held following the closing of our fiscal year ending June 30, 2022 (the “2023 Annual Meeting of Stockholders”) must be received at the Company’s principal office no later than 120 days prior to the first anniversary of the date on which the proxy materials for the 2022 Annual Meeting were first sent to stockholders for inclusion in the Proxy Statement and form of proxy relating to that meeting. However, if the date of the 2023 Annual Meeting of Stockholders is changed by more than 30 days from the one-year anniversary of this year’s Annual Meeting of Stockholders pursuant to the rules and regulations of the SEC, the Company will publicly announce such revised Annual Meeting date and applicable deadlines for stockholder proposals for action or nomination once finally determined. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934 and the rules and regulations of the SEC.
Where can I find information about the Annual Report of the Company?
The Company will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the Annual Report of the Company on Form 10-K, for the fiscal year ended June 30, 2021, as such was filed with the SEC, including financial statements. Such report was filed with the SEC on September 15, 2021 as amended on September 27, 2021 and is available on the SEC’s website at www.sec.gov, as well as the Company’s website at www.rezolutebio.com.

PROPOSAL 1
ELECTION OF DIRECTORS
We currently have six directors serving on the Board of Directors (the “Board of Directors” or the “Board”) as set forth in the table below.
Name	Age	Position	Date Appointed
Young-Jin Kim	65	Director	February 10, 2019
Nevan Charles Elam	54	Acting Chairman of the Board, Chief Executive Officer and Principal Financial Officer	January 31, 2013
Gil Labrucherie	50	Director	November 20, 2019
Philippe Fauchet	64	Director	September 10, 2020
Nerissa Kreher	49	Director	March 2, 2021
Wladimir Hogenhuis	57	Director	March 2, 2021
Each of our current directors has been nominated by the Board for re-election at the Annual Meeting. If elected, each nominee has consented to serve as a director and to hold office until the next annual stockholders’ meeting, until his successor is elected and shall have qualified, or until his earlier death, resignation, removal or disqualification. Mr. Kim and Mr. Elam are not “independent” as that term is defined in Section 5205(a) of Nasdaq listing rules.
When considering whether director nominees have the experience, qualifications, attributes and skills to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Board of Directors focuses primarily on the industry and transactional experience, and other background, in addition to any unique skills or attributes associated with a director.
Presented below is biographical information about each nominee as of the date of this Proxy Statement. The information presented includes the nominee’s principal occupation and business experience for the past five years, and the names of other publicly held companies of which he currently serves as a director or has served as a director during the past five years.
Nevan Charles Elam.   Mr. Elam has served as our Chief Executive Officer since January 2013 and also currently serves as our principal financial officer. Mr. Elam is also serving as our Acting Chairman of the Board since May 2022. Prior to Mr. Elam’s service with Rezolute, he has served various leadership roles throughout his career including as Chief Executive Officer of a European medical device company, co-founder and Chief Financial Officer of a software company, as well as a Senior Vice President at Nektar Therapeutics. Earlier in his career, Mr. Elam was a corporate partner in the law firm of Wilson Sonsini Goodrich & Rosati. He serves as Director of Savara, Inc.. Mr. Elam received his Juris Doctorate from Harvard Law School and a Bachelor of Arts from Howard University. We believe that Mr. Elam’s experience advising pharmaceutical companies of their unique legal and regulatory obligations qualifies him to serve on the Board.
Young-Jin Kim.   Mr. Kim serves as a member of our Board and served as Chairman of the Board until May 2022. Mr. Kim is Chairman & CEO of Handok Inc. (“Handok”), one of the leading pharmaceutical companies in the Republic of Korea. Mr. Kim also serves on the Board of Directors of Genexine Inc. Mr. Kim joined Handok in 1984 and spent two years between 1984 and 1986 working at Hoechst AG in Frankfurt, Germany. Between 1991 and 2005, he served as CEO of Roussel Korea, Hoechst Marion Roussel Korea and Aventis Pharma Korea and also appointed as the Country Manager of Hoechst AG and Aventis in Korea between 1996 and 2005. In 1996, he was appointed as CEO of Handok. Mr. Kim has been serving as President of Handok Jeseok Foundation since 2014. He has also been serving as President of KDG (Korean-German Society) since 2010. Mr. Kim received an MBA at the Kelley School of Business at Indiana University in 1984 and received the award of Distinguished Alumni Fellows from Indiana University. Mr. Kim completed Advanced Management Program at the Harvard Business School in 1996. We believe Mr. Kim’s experience working with pharmaceutical companies qualifies him to serve on the Board.
Gil Labrucherie.   Mr. Labrucherie serves as a member of our Board. Mr. Labrucherie brings more than 20 years of senior leadership experience in finance, legal and corporate development to the Board. He has served as Chief Financial Officer of Nektar Therapeutics, a publicly traded development stage biopharmaceutical company, since 2016, and also has held the position of Chief Operating Officer since 2019. Prior to serving as Chief Operating Officer and Chief Financial Officer of Nektar, he was Senior Vice President, General Counsel and Secretary of Nektar from 2007 to 2016. Earlier in his career, Mr. Labrucherie was an executive at different organizations where he was responsible for global corporate alliance and mergers and acquisitions. Mr. Labrucherie began his career as an associate in the corporate practice of the law firm of Wilson Sonsini Goodrich & Rosati. Mr. Labrucherie received his J.D. from University of California Boalt Hall School of Law, where he was a member of the California Law Review and Order of the Coif, and received his B.A.,with highest honors from the University of California, Davis. Mr. Labrucherie is a member of the State Bar of California and is a Certified Management Accountant. We believe Mr. Labrucherie’s experience as the Chief Operating Officer and Chief Financial Officer of a public biotechnology company and his management background as an executive in different organizations qualify him to serve on the Board.
Philippe Fauchet.   Mr. Fauchet serves as a member of our Board. Mr. Fauchet has spent more than 35 years in the pharmaceutical industry, most recently as the Chairman of GlaxoSmithKline K.K. from April 2017 to February 2019. Mr. Fauchet joined GlaxoSmithKline K.K. as President & Representative Director in 2010. Previously, he served as Senior Vice President, Corporate Business Development Head of Sanofi-Aventis Group and a member of the Management Committee. Mr. Fauchet is an external director on the board of two Japanese biotech companies and a consultant for various life sciences companies. Alongside these industry roles, Mr. Fauchet is currently an adjunct professor at the University of Tokyo, Graduate School of Medicine, Global Health Policy Department. Mr. Fauchet is a graduate of Hautes Etudes Commerciales in France and received a Bachelor of Law at Paris X University. He is an Honorary Officer of the Order of the British Empire (O.B.E.). We believe Mr. Fauchet’s experience in the pharmaceutical industry qualifies him to serve on the Board.
Nerissa Kreher, M.D., M.S., MBA.   Dr. Kreher serves as a member of our Board. She has served as Chief Medical Officer of Entrada Therapeutics, Inc. since December 2020. From February 2019 to October 2020, Dr. Kreher served as Chief Medical Officer at Tiburio Therapeutics, Inc., where she was responsible for clinical development, clinical operations, regulatory and patient advocacy. From October 2016 to December 2018, Dr. Kreher served as Chief Medical Officer at Avrobio, Inc., where she oversaw clinical and regulatory development strategy for the Company’s rare disease, ex vivo lentiviral gene therapy pipeline programs. From March 2015 to July 2016, Dr. Kreher served as Global Head (VP) of Clinical and Medical Affairs of Zafgen, Inc., where she was a strategic leader of a cross-functional team charged with creation of global development strategy for beloranib. Dr. Kreher is a board-certified pediatric endocrinologist and holds multiple degrees including her B.S. in biology from University of North Carolina at Chapel Hill, M.D. from East Carolina University, an M.S. in clinical research from Indiana University-Purdue University Indianapolis, and an MBA from Northeastern University Graduate School of Business Administration. We believe Dr. Kreher’s experience in the pharmaceutical industry and her service on the board of directors of a range of private and publicly held companies qualify her to serve on the Board.
Wladimir Hogenhuis, M.D., MBA.   Dr. Hogenhuis serves as a member of our Board. He is currently the Chief Executive Officer of Chimera Bioengineering, where he also serves on the Board of Directors. He previously served as Chief Operating Officer of Ultragenyx Pharmaceutical Inc. (NASDAQ: RARE) with responsibilities for global commercial operations, business development, and manufacturing of medicines for patients with rare diseases. Before that, Dr. Hogenhuis served as Senior Vice President and Global Franchise Head, Specialty Pharmaceuticals of GlaxoSmithKline Plc. (LSE/NYSE: GSK), from December 2012 to September 2018. From 1994 to 2012, he served in leadership positions at Merck in the U.S., China, and Europe, where he was responsible for managing the P&L of specialty and cardiovascular care medicines. He also served as a National Institutes of Health Fellow in Medical Decision Making at New England Medical Centre in Boston, and as a Naval Lieutenant Surgeon in the Royal Dutch Navy. Dr. Hogenhuis currently serves on the board of GATT Technologies B.V., a private company in the Netherlands developing novel surgical hemostats and sealants. He previously served as a member of the Board of Directors of Vision 2020, a global initiative for the elimination of avoidable blindness, a joint program of the World Health Organization and the International Agency for the Prevention of Blindness. Dr. Hogenhuis received his M.D. Cum Laude from the University of Leiden in the Netherlands and received an M.B.A. from the Wharton School of Business at The University of Pennsylvania, Philadelphia. We believe Dr. Hogenhuis’s experience in the pharmaceutical industry and his service on the board of directors of a range of private companies qualify him to serve on the Board.
Information about the Board of Directors
Board Composition
Our Board of Directors currently consists of six members. Directors elected at this meeting and each subsequent annual meeting will be elected for one-year terms or until their successors are duly elected and qualified. We also provided a single board observer seat in connection with a financing completed on October 9, 2020.
Our Board does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for us at that time. Currently, our Chief Executive Officer, Nevan Elam, serves as the Acting Chairman of the Board.
Selection of Nominees for our Board of Directors Experience, Qualifications, and Diversity
To be considered as a director nominee, an individual must have, among other attributes: high personal and professional ethics, integrity and values; commitment to our Company and stockholders; an inquisitive and objective perspective and mature judgment; availability to perform all Board and committee responsibilities; and, in the case of non-executive director, independence. In addition to these minimum requirements, our Board will evaluate whether the nominee’s skills are complementary to the existing directors’ skills and our Board’s need for operational, managerial, financial, international, industry-specific or other expertise. We do not have a specific written policy with regard to the consideration of diversity in identifying director nominees. We focus on identifying nominees with experience, qualifications, attributes and skills to work with the other directors to serve the long-term interests of our stockholders. All those matters being equal, we do and will consider diversity as a positive additional characteristic in potential nominees.
The Board does not have a formal written policy with regard to the consideration of diversity in identifying director nominees. We focus on identifying nominees with experience, qualifications, attributes and skills to work with the other directors to serve the long-term interests of our stockholders. All those matters being equal, we do and will consider diversity a positive additional characteristic in potential nominees. Not only has this informal approach to the promotion of diversity resulted in a group of director nominees that we believe to be individuals of substantial accomplishment with demonstrated leadership capabilities, but, as indicated in the charts below, it has also resulted in a group of director nominees possessing diversity of thought, perspective, experience, and backgrounds.
Board Diversity Matrix
Total Number of Directors	6
	Male	Female
Part I: Gender Identity
Directors	5	1
Part II: Demographic Background
White	3	1
Did Not Disclose Demographic Background	0	0
Directors who are Military Veterans:	1	0
Directors with Disability:	0	0
In addition to candidates submitted by Board members, director nominees recommended by stockholders will be considered. Stockholder recommendations must be made in accordance with the procedures above and will receive the same consideration that other nominees receive. All nominees are evaluated by our Board to determine whether they meet the minimum qualifications and whether they will satisfy our Board’s needs for specific expertise at that time.
No stockholder has nominated anyone for election as a director at this annual meeting.
Meetings of the Board of Directors
Our Board of Directors held five meetings during the fiscal year ended June 30, 2021. Each of our directors attended at least 75% of the meetings held by the Board and the committees of the Board on which he or she served during the fiscal year ended June 30, 2021.
Board Committees
Audit Committee
The Audit Committee operates under an Audit Committee Charter that is available on our website, www.rezolutebio.com. The functions performed by our Audit Committee consist of selection of the firm of independent registered public accountants to be retained by us subject to stockholder ratification, periodic meetings with our independent registered public accountants to review our accounting policies and internal controls, review the scope and adequacy of the independent registered public accountants’ examination of our annual financial statements, and pre-approval of services rendered by our independent registered public accountants and pre-approval of all related-party transactions.
Mr. Labrucherie serves as the chairman of the audit committee and along with Mr. Fauchet and Dr. Hogenhuis are “independent directors” as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules. In addition, the Board determined that Mr. Gil Labrucherie and Dr. Hogenhuis are qualified as “audit committee financial experts” as such term is used in the rules and regulations of the SEC. Accordingly, the functions of our Audit Committee are now being performed by independent directors that serve as members of our Audit Committee. Our Audit Committee held five meetings during the fiscal year ended June 30, 2021.
Compensation Committee
The Compensation Committee operates under a Compensation Committee Charter that is available on our website, www.rezolutebio.com. Mr. Labrucherie, Mr. Fauchet, Dr. Hogenhuis and Dr. Kreher each serve as members of the Compensation Committee and are each considered an “independent director” as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules. The Compensation Committee is responsible for establishing and administering our compensation arrangements for all executive officers.
The functions performed by our Compensation Committee provided for meetings no less frequently than annually (and more frequently as circumstances dictate) to discuss and determine executive officer and director compensation. The Compensation Committee has not retained the services of any compensation consultants. However, from time to time it utilizes compensation data from companies that the Compensation Committee deems to be competitive with us in connection with its annual review of executive compensation. The Compensation Committee has the power to form and delegate authority to subcommittees when appropriate, provided that such subcommittees are composed entirely of directors who would qualify for membership on the Compensation Committee pursuant to applicable Nasdaq Listing Rules. In the future, we expect to appoint additional members to our Board of Directors whereby the functions of the Compensation Committee will be performed exclusively by independent directors. Our Compensation Committee held one meeting during the fiscal year ended June 30, 2021.
Nominating and Governance Committee
The Nominating and Governance Committee operates under a Nominating and Governance Committee Charter that is available on our website, www.rezolutebio.com. The Nominating and Governance Committee was established in accordance with the rules and regulations of the SEC. The functions that were historically performed by our Nominating and Governance Committee have been performed by the entire Board of Directors since February 16, 2019. Given the overlap between the nominating and corporate governance function with the compensation function, the Company’s independent board members will serve as the members of the Nominating and Governance Committee. Although both the Compensation Committee and the Nominating and Governance Committee will remain separate committees, board membership on both committees will count as one for board compensation purposes.
Stockholders who wish to recommend nominees for consideration by the Nominating and Governance Committee must submit their nominations in writing to our Chairman of the Board of Directors. Submissions must include sufficient biographical information concerning the recommended individual for the Nominating and Governance Committee to consider, including age, five-year employment history with employer names and a description of the employer’s business, whether such individual can read and comprehend basic financial statements, and other board memberships (if any) held by the recommended individual. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Nominating and Governance Committee and to serve if elected by stockholders. The Nominating and Governance Committee may consider such stockholder recommendations when it evaluates and recommends nominees to the Board of Directors for submission to the stockholders at each Annual Meeting.
The Nominating and Governance Committee do not have a specific diversity policy, but consider diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process. Our Nominating and Governance Committee held one meeting during the fiscal year ended June 30, 2021.
Committee Composition
Director Name	Audit	Compensation	Nominating and Governance
Gil Labrucherie	X	X	X
Philippe Fauchet	X	X	X
Wladimir Hogenhuis	X	X	X
Nerissa Kreher		X	X
Scientific Advisory Board
We have established a Scientific Advisory Board (“SAB”). The members of the board are Adrian Vella, Quan Dong Nguyen, M.D., MSc, Robert B. Bhisitkul, M.D., PH.D. and Jerrold Olefsky, M.D.
Communications with the Board
Stockholders may communicate with the Board or any of the directors by sending written communications addressed to the Board of Directors generally, or to any director(s), to Rezolute, Inc., 201 Redwood Shores Parkway, Suite 315, Redwood City, CA 94065. All communications are compiled and forwarded to the Board or the individual director(s) accordingly.
Board’s Role in Risk Oversight
The Board of Directors as a whole has responsibility for risk oversight. The oversight responsibility of the Board is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks. This reporting is designed to focus on areas that include strategic, operational, financial and reporting, compensation, compliance and other risks.
Non-Employee Director Compensation
We generally use a combination of cash and share-based incentive compensation to attract and retain qualified candidates to serve on our Board of Directors. Additionally, our directors are reimbursed for reasonable travel expenses incurred in attending meetings.

Director Compensation Table
Until May 4, 2022, Mr. Young-Jin Kim served as our Board Chairman for which he does not receive any compensation. Mr. Lim and Dr. Sung also served as members of our Board of Directors for no compensation for the year ended June 30, 2021. Accordingly, Mr. Kim, Dr. Sung and Mr. Lim have been excluded from the Director Compensation Table. Nevan Elam, Acting Chairman of our Board of Directors and our Chief Executive Officer, did not receive any additional compensation for serving as a director and has also been excluded from this table. Please refer to the “Executive Compensation” section below for a description of Mr. Elam’s compensation. The following table provides information related to the compensation of the remaining individuals that served as a member of our Board of Directors during the fiscal year ended June 30, 2021:
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(5)	Total ($)
Gil Labrucherie	28,500(1)	51,842(6)	80,342
Philippe Fauchet	28,500(2)	182,220(7)	210,720
Wladimir Hogenhuis	20,333(3)	103,683(8)	124,016
Nerissa Kreher	16,833(4)	103,683(8)	120,516

(1)
Consists of compensation for the first half of calendar 2021 of $20,000 for serving as a member of the Board of Directors, $5,000 for serving as Chairman of the Audit Committee and $3,500 for serving as a member of the Compensation Committee.

(2)
Consists of compensation for the first half of calendar 2021 of $20,000 for serving as a member of the Board of Directors, $5,000 for serving as Chairman of the Compensation Committee and $3,500 for serving as a member of the Audit Committee.

(3)
Consists of compensation for the period March 2021 through June 2021 of $13,333 for serving as a member of the Board of Directors, $3,500 for serving as a member of the Compensation Committee and $3,500 for serving as a member of the Audit Committee.

(4)
Consists of compensation for the period March 2021 through June 2021 of $13,333 for serving as a member of the Board of Directors and $3,500 for serving as a member of the Compensation Committee.

(5)
The aggregate grant date fair value for stock option awards is computed in accordance with ASC 718 set forth by the Financial Accounting Standards Board. A discussion of key assumptions made in the valuation of stock options is presented in Note 8 to our consolidated financial statements, included in Item 8 of this Annual Report. For purposes of this table, the entire fair value of awards is reflected in the year of grant, whereas under ASC 718 the fair value of such awards are generally recognized over the vesting period in our financial statements.

(6)
Consists of the fair value of a stock option granted on June 14, 2021 for 5,000 shares exercisable at $12.28 per share for a period of ten years. These stock options vest ratably over 36 months until June 1, 2024 when the entire award will be vested.

(7)
Consists of the fair value of stock options granted (i) on October 14, 2020 for 8,000 shares exercisable at $24.05 per share for a period of ten years, and (ii) on June 14, 2021 for 2,000 shares exercisable at $12.28 per share for a period of 10 years. These stock options vest ratably over 36 months.

(8)
Consists of the fair value of a stock option granted on June 14, 2021 for 10,000 shares exercisable at $12.28 per share for a period of ten years. These stock options vest ratably over 36 months until June 1, 2024 when the entire award will be vested.

The aggregate number of outstanding options held by our non-employee directors as of June 30, 2021 was as follows:
	Shares Underlying Options outstanding
	Vested	Unvested
Gil Labrucherie	4,222	8,778
Philippe Fauchet	2,000	8,000
Wladimir Hogenhuis	—	10,000
Nerissa Kreher	—	10,000
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth information with respect to the beneficial ownership of shares of our Common Stock by (i) each director, (ii) each Named Executive Officer, (iii) all directors and executive officers as a group, and (iv) each person who we know beneficially owns more than 5% of our Common Stock, in each case as of May 5, 2022 (the “Determination Date”), unless otherwise indicated below. Beneficial ownership is determined in accordance with the rules and regulations of the SEC and generally includes voting or investment power with respect to such securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days after the Determination Date through the exercise of any warrant, stock option, or other right. Shares subject to beneficial ownership through the exercise of stock options and warrants are deemed to be outstanding and beneficially owned for the purpose of computing share and percentage ownership of that person or entity, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or entity. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown beneficially owned by them. This information is not necessarily indicative of beneficial ownership for any other purpose.
The number of shares beneficially owned and the percentage of shares beneficially owned are based on 33,582,831 shares of Common Stock issued and outstanding as of the Determination Date. Unless otherwise indicated, the address of our principal stockholders, directors and officers is c/o Rezolute, Inc., 201 Redwood Shores Parkway, Suite 315, Redwood City, California 94065.
Name of Beneficial Owner	Position with Company	Beneficial Ownership	Percent of Class
Stockholders in excess of 5%
Entities associated with Federated Hermes, Inc.	Stockholder	6,733,274(1)	19.9%
Handok, Inc.	Stockholder	2,784,722(2)	8.3%
Genexine, Inc.	Stockholder	1,826,019(3)	5.4%
Stonepine Capital, L.P.	Stockholder	3,308,405(4)	9.9%
Directors and Executive Officers:
Nevan Charles Elam	Acting Chairman of the Board and Chief Executive Officer	338,233(5)	*
Young-Jin Kim	Director	4,610,741(6)	13.7%
Gil Labrucherie	Director	62,265(7)	*
Philippe Fauchet	Director	5,166(8)	*
Wladimir Hogenhuis	Director	36,304(9)	*
Nerissa Kreher	Director	3,611(10)	*
Brian Roberts	Senior Vice President of Clinical Development	100,114(11)	*

Name of Beneficial Owner	Position with Company	Beneficial Ownership	Percent of Class
Directors and executive officers as a group (7 people)		5,156,434(12)	15.2%

*
Less than 1%.

(1)
The number of shares includes 6,610,274 shares of common stock held by entities associated with Federated Hermes, Inc. and 123,000 shares currently issuable upon the exercise of pre-funded warrants at $0.01 per share. The number of shares excludes 400,000 shares currently issuable upon the exercise of warrants at $19.50 per share due to a 14.99% ownership blocker and 3,421,053 shares currently issuable upon the exercise of Class B pre-funded warrants at $0.001 per share that are not exercisable due to a contingency. These shares are included in separate entities which are collectively referred to as the “Funds” which are managed by Federated Equity Management Company of Pennsylvania and subadvised by Federated Global Investment Management Corp., which are wholly owned subsidiaries of FII Holdings, Inc., which is a wholly owned subsidiary of Federated Hermes, Inc. (the “Parent”). All of the Parent’s outstanding voting stock is held in the Voting Shares Irrevocable Trust (the “Trust”) for which Thomas R. Donahue, Rhodora J. Donahue and J. Christopher Donahue act as trustees (collectively referred to as the “Trustees”). The Parent’s subsidiaries have the power to direct the vote and disposition of the securities held by the Funds. Each of the Parent, its subsidiaries, the Trust, and each of the Trustees expressly disclaim beneficial ownership of such securities. The address of the entities associated with Federated Hermes, Inc. is 4000 Ericsson Drive, Warrendale, PA 15086.

(2)
Voting and investment authority over our shares of Common Stock owned of record by Handok, Inc. is held by the board of directors of Handok, Inc. The address of stockholder is 132, Tehern-Ro, Gangman Gu, Seoul, Republic of Korea.

(3)
Voting and investment authority over our shares of Common Stock owned of record by Genexine, Inc. is held by the board of directors of Genexine, Inc. The address of stockholder is 700 Daewangpangyo-ro, Korea Bio Park, Building B Seongnam-Si, 13488, Republic of Korea.

(4)
Based on Schedule 13G/A filed with the SEC on February 14, 2022 and the Company’s knowledge of shares purchased in the Company’s May 2022 offering. Stonepine Capital Management, LLC, is the General Partner of the partnership and Jon M. Plexico and Timothy P. Lynch are the control persons of the General Partner. Each reporting person disclaims beneficial ownership of except to the extent of that person’s pecuniary interest therein. The address of the filers is 919 NW Bond Street, Suite 20, Ben, Oregon 977003-2767.

(5)
Consists of (i) 2,817 shares of our Common Stock and (ii) 335,416 shares of our Common Stock issuable upon exercise of stock options that are exercisable within 60 days of the Determination Date.

(6)
Includes 2,784,722 shares of our Common Stock that are owned of record by Handok, Inc. As Chairman and CEO of Handok, Inc., Mr. Kim has shared investment and voting authority over these shares. Also includes 1,826,019 shares of our Common Stock that are owned of record by Genexine, Inc. As Chairman of Genexine, Inc., Mr. Kim has shared investment and voting authority over these shares.

(7)
Consists of (i) 52,631 shares of our Common stock, (ii) 941 shares of our Common Stock owned by a trust controlled by Mr. Labrucherie and (ii) 8,693 shares of our Common Stock issuable upon exercise of stock options that are exercisable within 60 days of the Determination Date.

(8)
Consists of (i) 5,166 shares of our Common Stock issuable upon exercise of stock options that are exercisable within 60 days of the Determination Date.

(9)
Consists of (i) 32,693 shares of our Common Stock and (ii) 3,611 shares of our Common Stock issuable upon exercise of stock options that are exercisable within 60 days of the Determination Date.

(10)
Consists of (i) 3,611 shares of our Common Stock issuable upon exercise of stock options that are exercisable within 60 days of the Determination Date.

(11)
Consists of (i) 21,052 shares of our Common Stock and (ii) 79,062 shares of our Common Stock issuable upon exercise of stock options that are exercisable within 60 days of the Determination Date

(12)
Consists of (i) 4,720,875 shares of our Common Stock that are owned by our directors and officers as discussed above and (ii) an aggregate of 435,559 shares of our Common Stock issuable upon exercise of stock options that are exercisable within 60 days of the Determination Date.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our Common Stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the fiscal year ended June 30, 2021, all filing requirements applicable to its executive officers, directors and ten percent beneficial owners were complied with except that (i) Form 3 was filed late by Brian Roberts upon his appointment as a Section 16 officer on October 7, 2020, (ii) Philippe Fauchet failed to file a Form 4 for a stock option granted on October 14, 2020, and (iii) Form 4 was filed late by each of Nevan Elam, Gil Labrucherie, Philippe Fauchet, Wladimir Hogenhuis, Nerissa Kreher, and Brian Roberts for stock options granted on June 14, 2021.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE.
Review, Approval or Ratification of Transactions with Related Persons
We rely on our Board to review related party transactions on an ongoing basis to prevent conflicts of interest. Our Board reviews a transaction in light of the affiliations of the director, officer or employee and the affiliations of such person’s immediate family. Transactions are presented to our Board for approval before they are entered into or, if this is not possible, for ratification after the transaction has occurred. If our Board finds that a conflict of interest exists, then it will determine the appropriate remedial action, if any. Our Board approves or ratifies a transaction if it determines that the transaction is consistent with the best interests of the Company.
Director Independence
Because our Common Stock is currently listed on the Nasdaq Capital Market, we have used the definition of “independence” as defined under the rules of the Nasdaq Stock Market to determine whether our current directors or our new directors are independent. We have determined that as of June 30, 2021, Messrrs. Fauchet and Labrucherie and Drs. Hogenhuis and Kreher were independent directors as defined by Nasdaq Rule 5605(a)(2), and for purposes of Section 16 of the Exchange Act. Nasdaq Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the Company or any other individual having a relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
The Nasdaq listing rules provide that a director cannot be considered independent if:
•
the director is, or at any time during the past three years was, an employee of the Company;

•
the director or a family member of the director accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

•
a family member of the director is, or at any time during the past three years was, an executive officer of the Company;

•
the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the Company made, or from which the Company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

•
the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the Company served on the compensation committee of such other entity; or

•
the director or a family member of the director is a current partner of the Company’s outside auditor, or at any time during the past three years was a partner or employee of the Company’s outside auditor, and who worked on the Company’s audit.

Vote Required
Directors are elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named above. If you do not vote for a particular nominee, or if you withhold authority for one or all nominees, your vote will not count either “for” or “against” the nominee, although it will be counted for purposes of determining whether there is a quorum. Broker non-votes will have the same effect as votes “AGAINST” this proposal. If any director-nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for that director nominee may be voted for a substitute director nominee selected by our Board of Directors.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE ABOVE-IDENTIFIED DIRECTOR-NOMINEES.

PROPOSAL 2
ACCOUNTANT PROPOSAL
Our Board of Directors has appointed the firm Plante & Moran, PLLC (“Plante & Moran”), Denver, Colorado, to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2021. While our Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, our Board is requesting that the stockholders ratify this appointment. If the stockholders ratify this appointment, our Board, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it believes that doing so would be in the best interests of our stockholders. If the stockholders do not ratify this appointment, our Board may reconsider, but might not change, its appointment. A representative of Plante & Moran will be in attendance at the Annual Stockholders’ Meeting.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The aggregate fees billed by Plante & Moran for professional services rendered to us for the years ended June 30, 2021 and 2020 are set forth in the table below.
	FISCAL 2021	FISCAL 2020
Audit fees(1)	$175,500	142,000
Tax fees(2)	$38,100	12,000
Total	$213,600	154,000

(1)
Audit fees represent amounts billed for professional services rendered for the audit of our annual financial statements, the reviews of the financial statements included in our quarterly reports on Form 10-Q, and reviews of any other SEC filings.

(2)
Tax fees consist of fees billed for professional services for tax compliance, tax planning and tax advice. These services include assistance regarding federal and state tax compliance.

Pre-Approval Policy
Our Audit Committee endeavors to approve in advance all services provided by our independent registered public accounting firm. All services provided by of our independent registered public accounting firm for the fiscal years ended June 30, 2021 and 2020 were pre-approved by the Audit Committee or the Board of Directors.
REPORT OF THE AUDIT COMMITTEE
The Audit Committee has reviewed and discussed Rezolute’s audited financial statements for fiscal years ended June 30, 2021 and June 30, 2020 with Rezolute’s management.
The Audit Committee has discussed with Rezolute’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. l, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
In addition, the Board of Directors received the written disclosures and the letter from the Company’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent auditors its independence from the Company and its management.

Based on such review and discussions, the Board of Directors approved the audited financial statements that are included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2021 for filing with the SEC.
Respectfully submitted,
Mr. Labrucherie, Chairman
Mr. Fauchet
Dr. Hogenhuis
Vote Required
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the appointment of Plante & Moran as the Company’s independent registered public accounting firm for fiscal 2022. Brokers have discretion to vote uninstructed shares with respect to this proposal. Accordingly, broker non-votes will not occur with respect to this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF PLANTE & MORAN AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2022.

PROPOSAL 3
SHARE INCREASE PROPOSAL
General
At this Annual Meeting, we are asking our stockholders to an increase to the number of authorized shares of the Company’s Common Stock from 40,000,000 to 100,000,000.
Authorized and Outstanding Capital Stock
As of May 5, 2022, we had 40,400,000 authorized shares of capital stock, consisting of 40,000,000 shares designated as Common Stock, $0.001 of which 33,582,831 shares were issued and outstanding.
Background and Purpose of Share Increase Proposal
On May 1, 2022, the Company entered into, an underwriting agreement with Jefferies, LLC, as representative of the underwriters listed therein, relating to the issuance and sale in an underwritten registered direct offering (the “Registered Direct Offering”) by the Company of an aggregate of (i) 18,026,315 shares of the Company’s common stock, (ii) Class A pre-funded warrants to purchase 1,973,684 shares of Common Stock, and (iii) 10,947,371 Class B pre-funded warrants (the “Class B Warrants”) to purchase shares of common stock (the “Class B Warrant Shares”). The Registered Direct Offering closed on May 4, 2022.
Concurrently, on May 1, 2022 the Company entered into, a placement agency agreement with Jefferies, LLC, as placement agent, and a securities purchase agreement with certain purchasers affiliated with Handok, Inc. relating to a private placement, (the “Private Placement” and collectively with the Registered Direct Offering, the “Offerings”) pursuant to which the Company agreed to sell to 3,263,157 Class C warrants (the “Class C Warrants” and together with the Class B Warrants, the “Warrants”) to purchase shares of common stock (the “Class C Warrant Shares” and collectively with the Class B Warrant Shares, the “Warrant Shares”).The Private Placement Offering is expected to close in May 2022. The Warrants only be exercisable into common stock upon receipt of stockholder approval of an increase in the authorized shares of our common stock, which we will first seek to obtain at an annual meeting of stockholders to be held by June 30, 2022 (the “Stockholder Approval”).
The aggregate number of Warrant Shares that may be issued upon obtaining the Stockholder Approval and exercise of the Warrants is 14,210,528.
As soon as practicable following the closing, the Company is required to hold an annual meeting of stockholders for the purpose of obtaining the Stockholder Approval. The Company must use its best efforts to hold the stockholder meeting no later than June 30, 2022, obtain the Stockholder Approval and cause the Board of Directors to recommend to the stockholders that they approve such matter. If the Stockholder Approval is not effected on or prior to June 30, 2022, the Company must cause an additional stockholder meeting to be held every three months thereafter until stockholder approval is obtained. If we do not obtain the Stockholder Approval by June 30, 2022, we are required to pay liquidated damages of 2.0% of the aggregate purchase price paid by each holder of Class B Warrants or Class C Warrants. For any subsequent failure to obtain stockholder approval, we are required to pay an additional 2.0% as liquidated damages.
The Board believes it is in the best interests of the Company and our stockholders to increase the number of authorized shares of common stock to provide for the Stockholder Approval and provide authorization for the issuance of the Warrant Shares. In addition, the Company is seeking a sufficient number of additional shares of common stock to give the Company greater flexibility in considering and planning for future potential business needs. The Company has no definitive plan, arrangement, or understanding to issue the additional shares of common stock other than the Warrant Shares. The additional shares of common stock will be available for issuance by the Board for various corporate purposes, including but not limited to, grants under employee stock plans, financings, potential strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures, divestitures, business combinations, as well as other general corporate transactions. We will need to raise substantial additional funding to, among other things, fund our operations, conduct and/or complete clinical trials, make future milestone payments, and satisfy any of our other current or future obligations. Without an increase in the number of authorized shares of common stock, the Company may be constrained in its ability to raise capital in a timely fashion or at all and may lose important business opportunities, which could adversely affect our financial performance and growth.
Effects of the Amendment
The increase will not have any effect on the authorized or outstanding shares of preferred stock, nor will the increase have any effect on any outstanding equity incentive awards or warrants to purchase our common stock.
The issuance in the future of additional authorized shares of common stock may have the effect of diluting the earnings or loss per share and book value per share, as well as the ownership and voting rights of the holders of our then-outstanding shares of common stock.
Possible Anti-Takeover Implications of the Authorized Share Increase
We have no intent or plan to employ the additional unissued authorized shares as an anti-takeover device. The increase in the authorized shares of common stock is not being recommended by our Board as part of an anti-takeover strategy. As indicated above, the purpose of the increase in our authorized shares of common stock is to ensure that we have sufficient authorized common stock to, among other things, provide flexibility to consummate future equity financings and other corporate opportunities, as well as for future equity awards. However, our authorized but unissued shares of common stock and preferred stock could (within the limits imposed by applicable law and regulation) be issued in one or more transactions that could make a change of control more difficult and therefore more unlikely.
The purpose of Share Increase Proposal is not in response to any effort known to our Board to accumulate common stock or to obtain control of our Company by means of a merger, tender offer or solicitation in opposition to management. Further, our Board of Directors does not currently contemplate recommending the adoption of any other amendments or other arrangement that could be construed as limiting the ability of third parties to consummate a takeover or effect a change of control. Although this proposal to increase the authorized number of shares of common stock has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future efforts by our Company to oppose changes in control of our Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then-current market prices and perpetuate our Company’s management. The Company does not have any current plans to issue the additional shares of common stock if this Share Increase Proposal is approved.
An increase in the number of authorized but unissued shares of common stock may have a potential anti-takeover effect, as our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders, seeking to control our Company.
What vote is required to approve the Share Increase Proposal?
The affirmative vote of the holders of a majority of the shares of common stock issued and outstanding will be required to approve the Share Increase Proposal. Broker non-votes and abstentions will have the same effect as votes “AGAINST” this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE SHARE INCREASE PROPOSAL.

PROPOSAL 4
2021 EQUITY PLAN AMENDMENT PROPOSAL
Background and Purpose
On May 26, 2021, our stockholders approved the Rezolute, Inc. 2021 Stock Incentive Plan effective May 31, 2021 (the “2021 Equity Plan”). The purpose of the 2021 Equity Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, directors, consultants and independent contractors capable of assuring the future success of the Company, by providing such persons with opportunities for stock ownership in the Company and to offer such persons incentives to put forth maximum effort for the success of the Company’s business.
Our Board has unanimously adopted and is submitting for stockholder approval an amendment to increase the number of shares covered by, and reserved for issuance under, the 2021 Equity Plan by 9,500,000 shares of common stock resulting (if such increase is authorized by the stockholders) in the aggregate 10,700,000 shares authorized for issuance under the 2021 Equity Plan (the “2021 Equity Plan Amendment”). Such amendment will enable the Company to make grants under the Plan to directors, employees (including officers), independent contractors, and other persons who provide services to us.
The Compensation Committee (for purposes of this summary, the “Committee”) administers the 2021 Equity Plan. The following discussion and summary of the material terms of the 2021 Equity Plan is qualified in its entirety by reference to the full text of the 2021 Equity Plan, which is set forth in Appendix B to this proxy statement.
Determination of Number of Shares for the 2021 Equity Plan Amendment
The Board has reviewed the number of shares covered by, and reserved for issuance under, the 2021 Equity Plan, and has determined that it is appropriate to increase the number of shares of common stock authorized for issuance under the 2021 Equity Plan. In setting the number of shares authorized under the 2021 Equity Plan Amendment for which stockholder approval is being sought, the Committee and the Board considered, among other factors, the historical amounts of equity awards granted by the Company and the potential future grants over the next several years. Under the 2021 Equity Plan, the aggregate number of shares of the Company’s Common Stock that was authorized for issuance was 1,200,000 shares. As of May 5, 2022, 120,234 shares of our common stock remain available for future grants under the 2021 Equity Plan and 1,079,766 shares of our common stock are subject to currently outstanding awards.
Since approval of the 2021 Equity Plan, the Company has raised a significant amount of capital in offerings in October 2021 and May 2022. At the time we requested approval of the 2021 Equity Plan, there were 8,352,277 shares of common stock outstanding. As of May 5, 2022, there are 33,582,831 shares outstanding. In addition, as of May 5, 2022, there are 14,582,516 pre-funded warrants outstanding, which the Company views as fully paid and includes in earnings per share calculations. With the increase in shares requested, the shares remaining available for issuance under the 2021 Equity Plan would be 9,620,234 shares, which represents 28.6% of our outstanding shares of common stock, but only 20.0% including the pre-funded warrants, and 19.5% of our fully-diluted shares outstanding.
The Compensation Committee has historically granted long-term equity incentive awards to all employees to, among other things, align our employees’ interests with those of our stockholders. We believe that employees with a stake in the future success of our business are highly motivated to achieve long-term growth and are well-aligned with the interests of our other stockholders to increase stockholder value.
Our Board believes that the increase in the share reserve is necessary to assure that a sufficient reserve of Common Stock is available for issuance to make competitive grants through at least 2023. We rely significantly on equity incentives in order to attract, incentivize, and retain employees, consultants, and non-employee directors, and we believe that such equity incentives are necessary for us to remain competitive in the marketplace for executive talent and for other key individuals.

New Plan Benefits
The number and types of new awards that will be granted under the 2021 Equity Plan in the future are not determinable at this time, as the Committee will make these determinations in its discretion, subject to the terms of the 2021 Equity Plan.
Description of 2021 Equity Plan
Administration.   The Committee will administer the 2021 Equity Plan and will have full power and authority to determine when and to whom awards will be granted, and the type, amount and other terms and conditions of each award, consistent with the provisions of the 2021 Equity Plan. Subject to the provisions of the 2021 Equity Plan, the Committee may amend the terms of, or accelerate the exercisability of, an outstanding award. The Committee will have authority to interpret the 2021 Equity Plan and establish rules and regulations for the administration of the 2021 Equity Plan.
The Committee may delegate its powers under the 2021 Equity Plan to the Chief Executive Officer and/or one or more executive officers, subject to the requirements of applicable law and exchange requirements. However, such delegated officers will not be permitted to grant awards to any members of the Board or executive officers who are subject to Section 16 of the Exchange Act.
Eligibility.   Any employee, officer, director, consultant or independent contractor providing services to Rezolute, Inc. or an affiliate, or any person to whom an offer of employment or engagement has been made, and who is selected by the Committee to participate, is eligible to receive an award under the 2021 Equity Plan. The number of persons eligible to participate as of May 5, 2022 (the record date for the meeting), had the 2021 Equity Plan been in effect, is estimated to be approximately 40 employees, officers and consultants as a class. Historically, the Committee has not granted awards to more than approximately 35 employees in any single fiscal year.
Shares Available for Awards.   The aggregate number of shares that may be issued under all stock-based awards made under the 2021 Equity Plan will be 1,200,000 shares. If awards issued under the 2021 Equity Plan expire or otherwise terminate without being exercised or settled, the shares of Common Stock not acquired pursuant to such awards again become available for issuance under the 2021 Equity Plan. However, under the share counting provisions of the 2021 Equity Plan, the following classifications of shares will not again be available for issuance: (i) shares unissued due to a “net exercise” of a stock option, (ii) any shares withheld or shares tendered to satisfy tax withholding obligations under any award, (iii) shares covered by a SAR that is not settled in shares upon exercise and (iv) shares repurchased using stock option exercise proceeds.
The Committee can adjust the number of shares and share limits described above in the case of a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-off, repurchase or exchange of shares, or other similar corporate transaction where such an adjustment is necessary to prevent dilution or enlargement of the benefits available under the 2021 Equity Plan. Any adjustment determination made by the Committee shall be final, binding and conclusive.
Type of Awards and Terms and Conditions.   The 2021 Equity Plan provides that the Committee may grant awards to eligible participants in any of the following forms, subject to such terms, conditions and provisions as the Committee may determine to be necessary or desirable:
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stock options, including both incentive stock options (“ISOs”) and non-qualified stock options (together with ISOs, “options”);

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stock appreciation rights (“SARs”);

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restricted stock;

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restricted stock units;

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dividend equivalent rights; and

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other stock-based awards.

The Committee will have the right to make the timing of the grant and/or the issuance, ability to retain, vesting, exercise and/or settlement of awards subject to completion of a minimum period of service, achievement of one or more performance goals or both as deemed appropriate by the Committee; provided, that a maximum of five percent of the aggregate number of shares available for issuance under the 2021 Equity Plan may be issued with the terms providing for a right of exercise or a lapse on any vesting condition earlier than a date that is at least one year following the date of grant (or, in the case of vesting based upon performance-based objectives, exercise and vesting restrictions cannot lapse earlier than the one-year anniversary, measured from the commencement of the period over which performance is evaluated).
1.
Options and SARs.   The holder of an option is entitled to purchase a number of shares of our Common Stock at a specified exercise price during a specified time period, all as determined by the Committee. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of our Common Stock over the grant price of the SAR. Except for the exercise price of the option, we would receive no consideration for options or SARs granted under the 2021 Equity Plan, other than the services rendered by the holder in his or her capacity as an employee, officer, director, consultant or independent contractor of the Company.

Exercise Price.   The exercise price per share of an option or SAR will in no event be less than 100% of the fair market value per share of our Common Stock underlying the award on the date of grant, unless such award is granted in substitution for an option or SAR previously granted by a merged or acquired entity. Without the approval of stockholders, we will not amend or replace previously granted options or SARs in a transaction that constitutes a “repricing” as defined in the 2021 Equity Plan.
Vesting.   The Committee has the discretion to determine when and under what circumstances an option or SAR will vest, subject to minimum vesting provisions described above.
Exercise.   The Committee has the discretion to determine the method or methods by which an option or SAR may be exercised, which methods may include a net exercise. The Committee is not authorized under the 2021 Equity Plan to accept a promissory note as consideration.
Expiration.   Options and SARs will expire at such time as the Committee determines; provided, however, that no option or SAR may be exercised more than ten years from the date of grant. Furthermore, notwithstanding the foregoing, in the case of an ISO granted to a 10% stockholder, the option may not be exercised more than five years from the date of grant.
2.
Restricted Stock and Restricted Stock Units.   The holder of restricted stock will own shares of our Common Stock subject to restrictions imposed by the Committee for a specified time period determined by the Committee. The holder of restricted stock units will have the right, subject to restrictions imposed by the Committee, to receive shares of our Common Stock at some future date determined by the Committee. The grant, issuance, retention, vesting and/or settlement of restricted stock and restricted stock units will occur at such times and in such installments as are determined by the Committee, subject to the minimum vesting provisions described above.

3.
Dividend Equivalents.   The holder of a dividend equivalent will be entitled to receive payments (in cash or shares of our Common Stock) equivalent to the amount of cash dividends paid by the Company to stockholders with respect to the number of shares determined by the Committee. Dividend equivalents will be subject to other terms and conditions determined by the Committee, but the Committee may not (i) grant dividend equivalents in connection with options or SARs or (ii) pay a dividend equivalent with respect to a share underlying an award prior to the date on which all conditions or restrictions on such share have been satisfied or lapsed.

4.
Other Stock-Based Awards.   The Committee is also authorized to grant other types of awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of our Common Stock, subject to terms and conditions determined by the Committee and the limitations in the 2021 Equity Plan. No such stock-based awards will contain a purchase right or an option-like exercise feature.

Termination and Amendment.   Assuming stockholders approve this Proposal 4, the 2021 Equity Plan has a term of ten years expiring on May 31, 2031, unless terminated earlier by the Board. The Board may from time to time amend, suspend or terminate the 2021 Equity Plan. No amendment or modification of the 2021 Equity Plan may be made that would adversely affect any outstanding award without the consent of the participant or the current holder of the award (except in the case of a corporate transaction as described below). Amendments to the 2021 Equity Plan must be approved by the stockholders, if required under the listing requirements of the Nasdaq Capital Market or any other securities exchange applicable to the Company, or if the amendment would (i) increase the number of shares authorized under the 2021 Equity Plan, (ii) permit a repricing of options or SARs, (iii) permit the award of options or SARs with an exercise price less than 100% of the fair market value of a share on the date of grant, (iv) increase the maximum term of options or SARs, or (v) increase the annual per-person share limits under the 2021 Equity Plan.
Effect of Corporate Transaction.   Awards under the 2021 Equity Plan are generally subject to special provisions upon the occurrence of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of shares, or any other similar corporate transaction or event involving the Company. In the event of such a corporate transaction, the Committee or the Board may provide for any of the following to be effective upon the occurrence of the event (or effective immediately prior to the consummation of such event, provided the event is consummated):
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termination of any award, whether vested or not, in exchange for an amount of cash and/or other property equal to the amount that would have been attained upon exercise of the award or the realization of the participant’s rights under the award. Awards may be terminated without payment if the Committee or Board determines that no amount is realizable under the award as of the time of the transaction;

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replacement of any award with other rights or property selected by the Committee or the Board, in its sole discretion;

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the assumption of any award by the successor or survivor entity (or its parent or subsidiary) or the arrangement for the substitution for similar awards covering the stock of such successor entity with appropriate adjustments as to the number and kind of shares and prices;

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require that any award shall become exercisable or payable or fully vested, notwithstanding anything to the contrary in the applicable award agreement; or

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require that the award cannot vest, be exercised or become payable until after a future date, which may be the effective date of the corporate transaction.

Limited Transferability of Awards.   Generally, no award or other right or interest of a participant under the 2021 Equity Plan (other than fully vested and unrestricted shares issued pursuant to an award) shall be transferable by a participant other than by will or by the laws of descent and distribution, and no right or award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance shall be void and unenforceable against the Company or any affiliates. However, the Committee may allow transfer of an award to family members for no value, and such transfer shall comply with the General Instructions to Form S-8 under the Securities Act of 1933, as amended. The Committee may establish procedures to allow a named beneficiary to exercise the rights of the participant and receive any property distributable with respect to any award upon the participant’s death.
Federal Income Tax Consequences
Grant of Options and SARs.   The grant of a stock option or SAR is not expected to result in any taxable income to the recipient.
Exercise of Options and SARs.   Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of the Company’s Common Stock acquired on the date of exercise over the exercise price, and we generally will be entitled at that time to an income tax deduction for the same amount. The holder of an ISO generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of our Common Stock received are taxable to the recipient as ordinary income and generally are deductible by us.
Disposition of Shares Acquired Upon Exercise of Options and SARs.   The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an ISO or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option or SAR, except that the Company may be entitled to an income tax deduction in the case of the disposition of shares acquired under an ISO, if the disposition occurs before the applicable ISO holding periods set forth in the Internal Revenue Code have been satisfied.
Awards Other than Options and SARs.   If an award is payable in shares of our Common Stock that are subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Internal Revenue Code, the holder must recognize ordinary income equal to the excess of: (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount. As to other awards granted under the 2021 Equity Plan that are payable either in cash or shares of our Common Stock not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to: (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date such shares are received) over (ii) the amount (if any) paid for the shares by the holder of the award.
Income Tax Deduction.   Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, we generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2021 Equity Plan. However, Section 162(m) of the Code prohibits publicly held corporations from deducting more than $1 million per year in compensation paid to certain named executive officers. The Tax Cuts and Jobs Act (the “Act”), which was signed into law at the end of 2017, made significant changes to the deduction limit under Section 162(m), which are effective for taxable years beginning on and after January 1, 2018. The Act eliminated the exception to the deduction limit for qualified performance-based compensation and broadens the application of the deduction limit to certain current and former executive officers who previously were exempt from such limit. Therefore, compensation paid to a covered executive under the 2021 Equity Plan in excess of $1 million generally will not be deductible.
Special Rules for Executive Officers Subject to Section 16 of the Exchange Act.   Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise or settlement of an award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of our income tax deduction will be determined as of the end of that period.
Section 409A of the Internal Revenue Code.   The Committee intends to administer and interpret the 2021 Equity Plan and all award agreements in a manner consistent to satisfy the requirements of Section 409A of the Internal Revenue Code to avoid any adverse tax results thereunder to a holder of an award.
Equity Compensation Plan Information
The following table displays equity compensation plan information as of May 5, 2022 and June 30, 2021:
		As of May 5, 2022			As of June 30, 2021
	Plan Termination Date	Shares to be Issued Upon Exercise of Outstanding Options:		Securities Available For Future Issuance	Shares to be Issued Upon Exercise of Outstanding Options:		Securities Available For Future Issuance
		Number of Shares	Weighted Average Exercise Price		Number of Shares	Weighted Average Exercise Price
Equity compensation plans approved by security holders:
2014 Stock and Incentive Plan		—	—	—	1,999	$92.05	—
2015 Non-Qualified Stock Option Plan	February 23, 2020	36,400	$50.73	—	50,900	40.85	—
2016 Non-Qualified Stock Option Plan	October 31, 2021	260,400	22.63	—	326,612	21.98	—
2019 Non Qualified Stock Option Plan	July 31, 2029	200,000	14.50	—	200,000	14.50	—
2021 Equity Incentive Plan	March 31, 2030	1,079,766	9.71	120,234	705,000	12.28	495,000
Total		1,576,566	13.40	120,234	1,284,511	16.35	495,000

Vote Required and Recommendation
The affirmative vote of the majority of the shares of our Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required for the approval of the 2021 Equity Plan Amendment. Abstentions will have no effect on this proposal.
THE BOARD OF DIRECTORS RECOMMEND THAT YOU VOTE “FOR” THE 2021 EQUITY PLAN AMENDMENT PROPOSAL.

PROPOSAL 5
2022 ESPP PROPOSAL
Stockholders are being asked to approve the 2022 Employee Stock Purchase Plan (the “2022 ESPP”). The purpose of the 2022 ESPP is to provide employees with an opportunity to purchase shares of the Company’s common stock through accumulated payroll deductions. Encouraging employees to acquire equity ownership in the Company assures a closer alignment of the interests of participating employees with those of our stockholders. The approval of the 2022 ESPP will enable the Company to continue to use the 2022 ESPP as a valuable tool for attracting and retaining key personnel. As of May 5, 2022, approximately 40 employees would be eligible to participate in the 2022 ESPP, including our executive officers. The Board believes that grants of the options permitted under the 2022 ESPP are vital to the Company’s ability to attract and retain skilled individuals in the highly competitive labor markets in which the Company competes.
The Board of Directors approved the Employee Stock Purchase Plan on April 24, 2022.
Description of the 2022 Employee Stock Purchase Plan
The following is a summary of the principal features of the 2022 ESPP and its operation. The summary is qualified in its entirety by reference to the 2022 ESPP itself, which is set forth in Appendix C.
Shares Available for Issuance.   If the stockholders approve this proposal, the maximum number of shares of common stock which will be made available for sale under the 2022 ESPP will be 500,000 shares. On the record date, the closing price of our common stock on Nasdaq was $3.70 per share.
Administration.   The Board of Directors or a committee appointed by the Board of Directors (referred to herein as the “Administrator”) administers the 2022 ESPP. Currently, the authority of the Administrator has been delegated to the Compensation Committee. The Administrator has full and exclusive discretionary authority to determine the terms of any offering, to designate from time to time which subsidiaries of the Company shall be eligible to participate in the 2022 ESPP, to construe, interpret and apply the terms of the 2022 ESPP, to determine eligibility and to adjudicate all disputed claims filed under the 2022 ESPP, to adopt rules and procedures for the administration of the 2022 ESPP, to adopt such procedures and sub-plans as necessary or appropriate to permit participation in the 2022 ESPP by employees who are foreign nationals or employed outside the United States, and exercise such other powers as it deems necessary in promoting the best interests of the Company and its subsidiaries and carrying out the intent of the 2022 ESPP. The Administrator’s findings, decisions, and determinations are final and binding upon all parties.
Eligibility.   Each employee of the Company or employee of the Company’s designated subsidiaries who is a common law employee and whose customary employment with the Company or one of its designated subsidiaries is at least 20 hours per week and more than five months in a calendar year is eligible to participate in the 2022 ESPP; except that no employee will be granted an option under the 2022 ESPP (i) to the extent that, immediately after the grant, such employee would own 5% or more of the total combined voting power of all classes of the Company’s capital stock or the capital stock of one of its designated subsidiaries, or (ii) to the extent that his or her rights to purchase stock under all of the Company’s employee stock purchase plans accrues at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year. Before the beginning of each offering period, the Administrator may designate (on a uniform and nondiscriminatory basis) certain categories of employees as eligible or ineligible to participate in the offering, including those (i) whose customary employment is less than (a) 20 hours per week or (b) five months in a calendar year or (ii) who are highly compensated employees.
Offering Period.   The 2022 ESPP has consecutive offering periods that begin approximately every six months commencing on the first trading day on or after July 1 and terminating on the last trading day of the offering period ending on December 31 and commencing on the first trading day on or after January 1 and terminating on the last trading day of the offering period ending on June 30. The Administrator has the power to change the commencement date and/or the duration of future offering periods without stockholder approval if such change is announced prior to the scheduled beginning of the first offering period to be affected, provided that no offering period shall exceed 27 months. If the 2022 ESPP is approved, the first offering period will commence at the earliest on the first day Nasdaq is open on or after November 1, 2022, and will end the last day Nasdaq is open on or before December 31, 2022.

Participation.   To participate in the 2022 ESPP, an eligible employee must authorize payroll deductions pursuant to the 2022 ESPP. Such payroll deductions may not exceed 30% of a participant’s compensation on each pay day during the offering period; provided, however, that should a payday occur on an exercise date, a participant will have the payroll deductions made on such day applied to his or her account under the subsequent offering period. An employee’s subscription agreement will remain in effect for successive offering periods until the employee withdraws from the 2022 ESPP or the employee’s employment with the Company or one of its designated subsidiaries terminates. At the beginning of each offering period, each participant automatically is granted an option to purchase shares of the Company’s common stock. The option expires at the end of the offering period or upon termination of employment, whichever is earlier, but is exercised at the end of each offering period to the extent of the payroll deductions accumulated during such offering period. Unless the Administrator determines otherwise, participants may not increase or decrease the rate of their payroll deductions during an offering period, other than a decrease due to a discontinuance of participation.
Purchase Price.   The purchase price of shares of the Company’s common stock under the 2022 ESPP will be determined by the Administrator on a uniform and nondiscriminatory basis prior to an offering date, subject to compliance with Section 423 of the Code. Unless and until the Administrator determines otherwise, the purchase price will be equal to 85% of the fair market value of the Company’s common stock on the first day of the offering period or the last day of the offering period, whichever is lower. The fair market value of the Company’s common stock on any relevant date will be the closing price per share as reported on Nasdaq on such date or, if such market is not open for trading on such date, on the most recent preceding date when such market is open for trading.
Payment of Purchase Price.   The number of shares of the Company’s common stock that a participant may purchase in each offering period will be determined by dividing the total amount of payroll deductions withheld from the participant’s compensation during that offering period by the purchase price; provided, however, that a participant may not purchase more than 5,000 shares during each offering period (or such other number as the Administrator may designate in its discretion for any future offering).
Payroll Deductions.   All payroll deductions made for a participant are credited to the participant’s bookkeeping account under the 2022 ESPP, are withheld in whole percentages only not to exceed 30% of the employee’s compensation which he or she receives on pay day, and are included with the Company’s general funds. Funds received by the Company pursuant to exercises under the 2022 ESPP are used for general corporate purposes. A participant may not make any additional payments into his or her account.
Option Exercise.   Unless a participant withdraws from the 2022 ESPP or an employee’s employment terminates with the Company or its designated subsidiary, a participant’s option for the purchase of shares is exercised automatically on each exercise date, and the maximum number of full shares subject to the option will be purchased for the participant at the applicable purchase price with his or her accumulated payroll deduction. No fractional shares may be purchased and any accumulated payroll deductions not sufficient to purchase a full share is retained in the participant’s account for the subsequent offering period. Any funds left over in a participant’s account after the purchase date due to such funds exceeding the price of shares available to the participant as a result of certain limitations set forth in the 2022 ESPP will be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares is exercisable only by him or her.
If the Administrator determines that, on a given exercise date, the number of shares of common stock with respect to which options are to be exercised may exceed (i) the number of shares of common stock that were available for sale under the 2022 ESPP on the offering date of the applicable offering period, or (ii) the number of shares of common stock available for sale under the 2022 ESPP on such exercise date, the Administrator may in its sole discretion provide that the Company will make a pro rata allocation of the shares of common stock available for purchase on such offering date or exercise date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase common stock on such exercise date, and either (x) continue all offering periods then in effect or (y) terminate any or all offering periods then in effect. The Company may make a pro rata allocation of the shares available on the offering date of any applicable offering period, notwithstanding any authorization of additional shares for issuance under the 2022 ESPP by the stockholders subsequent to such offering date.

Withdrawal; Termination of Employment.   A participant may generally withdraw all, but not less than all, of the payroll deductions credited to his or her account and not yet used to exercise his or her option under the 2022 ESPP at any time by submitting written notice to the Company’s payroll office or by following an electronic or other withdrawal procedure prescribed by the Administrator. All of the participant’s payroll deductions credited to his or her account will be paid as promptly as practicable after receipt of notice of withdrawal, the participant’s option for the offering period will be automatically terminated, and no further payroll deductions will be made for the offering period. If a participant withdraws from an offering period, payroll deductions will not resume at the beginning of the succeeding offering period unless the participant re-enrolls in the 2022 ESPP. A participant’s withdrawal from an offering period will not have any effect upon his or her eligibility to participate in any similar plan which may be adopted by the Board of Directors or in succeeding offering periods. If a participant fails to remain as an employee of the Company or its designated subsidiary, or ceases to meet the 2022 ESPP eligibility requirements, he or she is deemed to have withdrawn from the 2022 ESPP and payroll deductions credited to such participant’s account but not yet used will be returned to such participant.
Changes in Capitalization.   In the event that any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of common stock or other of the Company’s securities, or other change in the Company’s corporate structure affecting the common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2022 ESPP, then the Administrator will, in such manner as it may deem equitable, adjust the number and class of common stock which may be delivered under the 2022 ESPP, the purchase price per share and the number of shares of common stock covered by each option under the 2022 ESPP which has not yet been exercised, and the maximum number of shares a participant can purchase during an offering period.
Dissolution or Liquidation.   In the event of the proposed dissolution or liquidation of the Company, the Administrator will shorten any offering periods then in progress by setting a new exercise date and any offering periods will end on the new exercise date. The new exercise date will be prior to the dissolution or liquidation. If the Administrator shortens any offering periods then in progress, the Administrator will notify each participant in writing, at least ten business days prior to the new exercise date, that the exercise date has been changed to the new exercise date and that the option will be exercised automatically on the new exercise date, unless the participant has already withdrawn from the offering period.
Change in Control.   In the event of a merger or “change in control,” as defined in the 2022 ESPP, each outstanding option under the 2022 ESPP will be assumed or an equivalent option or right will be substituted by the successor corporation or a parent or subsidiary of the successor corporation (including a right to receive the same consideration paid to the stockholders in the merger or change in control). In the event the successor corporation refuses to assume or substitute for the options, the Administrator will shorten any offering periods then in progress by setting a new exercise date and any offering periods will end on the new exercise date. The new exercise date will be prior to the merger or change in control. If the Administrator shortens any offering periods then in progress, the Administrator will notify each participant in writing prior to the new exercise date, that the exercise date has been changed to the new exercise date and that the option will be exercised automatically on the new exercise date, unless the participant has already withdrawn from the offering period.
Amendment or Termination.   The Administrator may, in its sole discretion and at any time and for any reason, amend, suspend or terminate the 2022 ESPP. If the 2022 ESPP is terminated, the Administrator, in its discretion, may elect to terminate all outstanding offering periods either immediately or upon completion of the purchase of shares of common stock on the next exercise date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit offering periods to expire in accordance with their terms (and subject to any adjustments). If the offering periods are terminated prior to expiration, all amounts then credited to participants’ accounts which have not been used to purchase shares of common stock will be returned to the participants (without interest, except as otherwise required under local laws) as soon as administratively practicable.
Without stockholder approval and without limiting the foregoing, the Administrator is entitled to: (i) change the offering periods; (ii) limit the frequency and/or number of changes in the amount withheld during an offering period; (iii) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; (iv) permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections; (v) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of common stock for each participant properly correspond with amounts withheld from the participant’s compensation; and (vi) establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the 2022 ESPP.
In the event the Administrator determines that the ongoing operation of the 2022 ESPP may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and without stockholder approval or the consent of any participant, and, to the extent necessary or desirable, modify, amend or terminate the 2022 ESPP to reduce or eliminate such accounting consequences, including but not limited to: (i) amending the 2022 ESPP to conform with the safe harbor definition under FASB ASC ¶718-50-25-1, including with respect to an offering period underway at the time; (ii) altering the purchase price for any offering period including an offering period underway at the time of the change in purchase price; (iii) shortening any offering period by setting a new exercise date or terminating any outstanding offering period and returning contributions made through such date to participant, including an offering period underway at the time of the Administrator action; (iv) allocating shares; (v) reducing the maximum percentage of compensation a participant may elect to set aside as payroll deductions; and (vi) reducing the maximum number of shares of common stock a participant may purchase during any offering period.
Certain Federal Tax Aspects
The following brief summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the 2022 ESPP does not purport to be complete, and does not discuss the tax consequences of a participant’s death or the income tax laws of any state or foreign country in which the participant may reside.
The 2022 ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code of 1986. Under these provisions, no income will be taxable to a participant until the shares purchased under the 2022 ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first date of the applicable offering period. Any additional gain will be treated as long term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long term or short-term capital gain or loss, depending on how long the shares have been held from the date of purchase.
The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.
THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY UNDER THE 2022 ESPP. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.
New Plan Benefits and Additional Information
Because benefits under the 2022 ESPP will depend on employees’ elections to participate and the fair market value of the Company’s Common Stock at various future dates, it is not possible to determine the benefits that will be received by employees if the 2022 ESPP is approved by the stockholders. Non-employee Directors and consultants are not eligible to participate in the 2022 ESPP. Benefits under the 2022 ESPP would be in addition to those provided under the Company’s 2021 Equity Plan. See the discussion under “Equity Compensation Plan Information” above for additional information regarding the Company’s 2021 Equity Plan.
Vote Required and Recommendation
The affirmative vote of the majority of the shares of our Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required for the approval of the 2022 ESPP. Abstentions will have no effect on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE 2022 ESPP PROPOSAL.

PROPOSAL 6
NASDAQ PROPOSAL
Background of the Offering
At a Board meeting held on April 21, 2022, the Board met with representatives of Jefferies LLC (the “Representative”), and considered and discussed potential financing opportunities including, but not limited to, public offerings, private offerings and other financing options, presented by management. After the presentation by the Representative, the Board, in an executive session, discussed the desirability, timing, potential underwriters and investors, and the use of proceeds from any potential public or private offering. All members of the Company’s Board approved the selection of the Representative as representative or placement agent for an offering of up to $130 million in shares and pre-funded warrants, to be achieved through one or more public or private offerings and approved the Company entering into an underwriting agreement, placement agency agreement, securities purchase agreement, registration rights agreement, or such similar agreements as may be necessary to effect the offerings..
Concurrently with the Registered Direct Offering described in the Share Increase Proposal above, on May 1, 2022, the Company entered into, a placement agency agreement with Jefferies, LLC, as placement agent, and a Securities Purchase Agreement with certain purchasers affiliated with relating to a private placement (the “Private Placement Offering”), pursuant to which the Company agreed to sell to the Purchasers 3,263,157 Class C Warrants (the “Class C Warrants”) to purchase shares of Common Stock (the “Class C Warrant Shares”), at a purchase price of $3.799 per Class C Warrant, which represents the per share public offering price for the Registered Direct Shares in the Registered Direct Offering less the $0.001 per share exercise price for each Class C Warrant. The Private Placement Offering has not closed but is expected to close in May  2022. The Class C Warrants offered in the Private Placement Offering have an exercise price of $0.001 per share. Stockholder approval is not otherwise required under relevant state or federal law.
Reasons for Seeking Stockholder Approval
As a result of being listed for trading on the Nasdaq Capital Market, issuances of our common stock are subject to the Nasdaq Stock Market Rules, including Nasdaq Marketplace Rule 5635(d).
As described above, the Class C Warrants are not convertible or exercisable into shares of common stock until Stockholder Approval is received. However, if our stockholders approve the exercisability of the Class C Warrants, the exercise of the Class C Warrant Shares would result in us issuing 20% or more of our common stock outstanding immediately prior to May 4, 2022.
Consequences if Stockholder Approval is not Obtained
If our stockholders do not approve the Nasdaq Proposal, then the Class C Warrant Shares will not be convertible into shares of common stock. We are not seeking stockholder approval to authorize the Private Placement, the entry into or the closing of the transaction, or the execution of the related transaction documents, as we have already entered into and executed the related transaction documents, which are binding obligations on us. The failure of our stockholders to approve the Nasdaq Proposal will not negate the existing terms of such transaction documents or any other documents relating to the Offering.
Potential Adverse Effects — Dilution and Impact of the Offering on Existing Stockholders
The issuance of the Class C Warrant Shares could have a dilutive effect on current stockholders who did not participate in the Private Placement in that the percentage ownership of the Company held by such current stockholders will decline as a result of the exercise of the Class C Warrant Shares. This means also that current stockholders who did not participate in the Private Placement Offering will own a smaller interest in the Company as a result of such offerings and will therefore have less ability to influence significant corporate decisions requiring stockholder approval. The exercise of the Class C Warrant Shares when issued could also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline. We anticipate that we may issue up to 3,263,157 Class C Warrant Shares if this proposal is approved.

Will stockholders have the ability to unwind the Private Placement Offering if we vote against this proposal?
No, the Private Placement Offering will close upon the satisfaction of certain closing conditions of which stockholder approval of this proposal was not a condition to the Private Placement Offering. If we do not receive stockholder approval of this proposal the Class C Warrants will remain unexercisable until stockholder approval is received, if at all.
Terms of Class C Warrants
General.   The Class C Warrants entitle the holders to purchase 3,263,157 shares of the Company’s common stock at an exercise price of $0.001 per share, subject to adjustment as discussed below.
Exercise.   Prior to stockholder approval, the Class C Warrants are not exercisable. Following stockholder approval, the Class C Warrants may be exercised by providing an executed notice of exercise form followed by full payment of the exercise price or on a cashless basis, if applicable. The holders do not have the rights or privileges of holders of common stock or any voting rights with respect to the shares of common stock represented by the Class C Warrants until such holder exercises the Class C Warrant and receives its shares of common stock. After the issuance of shares of common stock upon exercise of the Class C Warrants, the Purchasers will be entitled to one vote for each share held of record on all matters to be voted on by stockholders generally.
Beneficial Ownership Limitation.   Each holder is subject to a requirement that they will not have the right to exercise the Class C Warrants to the extent that, after giving effect to such exercise, such holder (together with its affiliates) would beneficially own in excess 4.99% (or, at the election of the purchaser, 9.99%, or 19.99%) of the shares of common stock of the Company outstanding immediately after giving effect to such exercise. However, any holder may increase or decrease such ownership percentage limit to any other percentage not in excess of 19.99% upon at least 61 days’ prior notice from the holder to us.
Anti-Dilution Protection.   If the number of outstanding shares of common stock (i) is increased by a stock dividend payable in shares of common stock, (ii) is increased by a split-up of shares of common stock, (iii) is decreased by a combination of outstanding shares of common stock, or (iv) is reclassified by the issuance of any shares of common stock of the Company then, on the effective date of such event, the exercise price of the Class C Warrant will be multiplied by a fraction of which the numerator is (x) the number of shares of common stock outstanding immediately prior to such event and the denominator is (y) the number of shares of common stock outstanding immediately after such event, and the number of shares of common stock issuable upon exercise of the Class C Warrant will be proportionately adjusted such that the aggregate exercise price will remain unchanged. Such adjustment will be effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and will be effective immediately after the effective date in the case of a subdivision, combination or re-classification.
If the Company, at any time while the Class C Warrants are outstanding and unexpired, declares or makes any dividend or other distribution of assets to holders of common stock, by way of return of capital or otherwise, at any time after the issuance of the Warrants, then the Investors shall be entitled to participate in such distribution to the same extent that it would have participated therein had it held the number of shares of common stock acquirable upon complete exercise of the Class C Warrant immediately before the date of which a record is taken or the record holders are determined for such distribution.
Fundamental Transaction.   In the event of a “fundamental transaction” then, upon a subsequent exercise of the Class C Warrants, the holders will have the right to purchase and receive the same kind and amount of consideration receivable by the stockholders of the Company in such fundamental transaction. The Company will cause the surviving company in a fundamental transaction to assume the obligations of the Company under the Class C Warrants. For purposes of the Class C Warrants, a “fundamental transaction” includes, subject to certain exceptions, (i) any reclassification, reorganization or recapitalization of the common stock of the Company, (ii) any merger or consolidation of the Company with or into another corporation, (iii) any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of the Company’s assets in one or more transactions, (iv) any, direct or indirect, purchase offer, tender offer or exchange offer is completed pursuant to which stockholders are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding common stock of the Company, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination with another person whereby such other person acquires more than 50% of the outstanding shares of common stock of the Company.
Amendments.   The Class C Warrants provide that the terms of the Class C Warrants may be amended only in writing signed by the Company and such Investor.
The foregoing summary of the Class C Warrants does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of Class C Warrant, a copy of which is attached to our current report on Form 8-K filed with the SEC on May 4, 2022.
No Appraisal Rights
Under Nevada law, stockholders are not entitled to appraisal rights with respect to this proposal and the Company will not independently provide stockholders with any such rights.
Interests of Directors
Young-Jin Kim is the Chairman and CEO of Handok. Handok is one of the Purchasers of Class C Warrants offered in the Private Placement Offering, and Mr. Kim is a member of our board of directors. In considering and discussing potential financing opportunities available to the Company, including the Offerings, the Board was aware of and considered Mr. Kim’s and Handok’s (i) ownership of Rezolute securities and (ii) interests in the Private Placement Offering. As discussed above, Mr. Kim did not recuse himself during the discussions of the Private Placement Offering or from the vote to appoint the Pricing Committee or authorize the Private Placement Offering.
Vote Required
Approval of the Nasdaq Proposal requires the affirmative vote of a majority of the total votes cast at the meeting. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.
Recommendation
The board of directors recommends a vote “FOR” the Nasdaq Proposal.

PROPOSAL 7
SAY-ON-PAY PROPOSAL
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with Item 402 of Regulation S-K. We refer to this advisory vote as the “say-on-pay” vote. This “say-on-pay” vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation philosophy, policies and practices of our company described in this Proxy Statement. The vote is required under Section 14A of the Securities Exchange Act of 1934, as amended. If stockholders do not approve the compensation structure, the compensation committee of our Board will reexamine executive compensation.
Consistent with this right to give an advisory “say-on-pay” vote, we are asking stockholders to indicate their support at the 2022 Annual Meeting for the compensation of our named executive officers as described in this Proxy Statement by casting an advisory vote “FOR” the following resolution:
“RESOLVED, that the stockholders approve the compensation of the “named executive officers” of Rezolute, Inc., as disclosed in the section entitled “Executive Compensation” in the Proxy Statement for such company’s 2022 annual meeting of stockholders pursuant to the SEC’s compensation disclosure rules.”
The compensation of our named executive officers is disclosed in the section entitled “Executive Compensation” below, including the tabular and narrative disclosures set forth in such section.
DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth certain information with respect to our current directors and executive officers. The ages of the directors, executive officers and key employees are shown as of May 5, 2022.
Name	Age	Position	Date Appointed
Nevan Charles Elam	54	Acting Chairman of the Board and Chief Executive Officer	January 31, 2013
Young-Jin Kim	65	Director	February 10, 2019
Philippe Fauchet	64	Director	November 20, 2019
Gil Labrucherie	50	Director	November 20, 2019
Wladimir Hogenhuis	57	Director	March 2, 2021
Nerissa Kreher	49	Director	March 2, 2021
Brian Roberts	47	Senior Vice President of Clinical Development	October 23, 2020
The biographical information for the Directors is set forth above in the Board of Directors Proposal. Set forth below is biographical information with respect to each of the executives not listed in the Board of Directors Proposal.
Brian K. Roberts, M.D.   Dr. Roberts joined us in 2015 and has served as Head of Clinical Development throughout his tenure, as consultant until 2017, followed by his employment as Vice President until October 23, 2020, when he was subsequently promoted to Senior Vice President of Clinical Development. Prior to joining us, Dr. Roberts directed clinical development at Fibrogen, Inc. from 2012 to 2017, where he led the successful launch and execution of the global Phase 3 program and out-licensing pharmaceutical partnership for Roxadustat, a novel oral therapy for anemia associated with kidney disease, concluding the largest Phase 3 program ever conducted in CKD anemia, and resulting in global NDA filings. During his tenure, Fibrogen achieved the largest biotech IPO in the previous 10 years. From 2007 until 2012, Dr. Roberts held clinical development positions of increasing responsibility at Metabolex, Inc., where he developed novel therapies for metabolic diseases such as diabetes, dyslipidemia, NASH, and gout. His program and clinical leadership from IND through clinical proof-of-concept helped secure a global licensing and co-development agreement with a major pharmaceutical partner for a novel diabetes therapy. He is an inventor or author on more than 25 patents and publications in the fields of Endocrinology and Metabolism. Dr. Roberts received his B.S. in biochemistry from the University of California, San Diego and his medical degree Magna Cum Laude from Georgetown

University. He completed residency in Internal Medicine and fellowship in Endocrinology at Stanford University, where he also attends Endocrinology clinic and mentors trainees in his capacity as Adjunct Associate Professor in the Division of Endocrinology.
EXECUTIVE COMPENSATION
Summary Compensation Table
Our named executive officers consist of all individuals that served as our principal executive officer during the fiscal year ended June 30, 2021, and the next two most highly compensated executive officers who were serving as executive officers as of June 30, 2021. The following table sets forth information concerning the compensation of Mr. Elam, Mr. Roberts, and Mr. Vendola (our “Named Executive Officers”) during the fiscal years ended June 30, 2021 and 2020:
Name and Position	Fiscal Year	Salary	Bonus	Stock Option Awards	All Other Compensation	Total
Nevan Elam,	2021	$495,682(1)	$490,980(4)	$3,888,117(6)	$21,953(7)	$4,896,732
Chief Executive Officer	2020	$490,000(1)	$97,020(5)	$2,688,000(6)	$23,683(7)	$3,298,703
Brian Roberts	2021	$371,364(2)	$171,300(4)	$775,203(6)	$36,074(8)	$1,353,941
SVP, Clinical Development
Keith Vendola,	2021	$244,716(3)	$166,440(4)	$—	$206,902(9)	$618,058
Former Chief Financial Officer	2020	$365,000(3)	$36,135(5)	$538,000(6)	$13,581(9)	$952,716

(1)
Pursuant to the amended and restated employment agreement discussed below, Mr. Elam received a base salary of $450,000 through May 31, 2019. On July 31, 2019, Mr. Elam’s base salary increased to $490,000 with an effective date of June 1, 2019, subsequently increased to $505,000 on February 15, 2021. Mr. Elam also serves as a member of our Board of Directors for which no incremental compensation is paid.

(2)
Pursuant to the employment agreement discussed below, Mr. Roberts received an annual base salary of $360,000 through February 14, 2021. On February 15, 2021, Mr. Roberts base salary increased to $390,000.

(3)
Mr. Vendola was appointed as our Chief Financial Officer on May 16, 2018 with a base salary of $330,000. Effective July 31, 2019, Mr. Vendola entered into an employment agreement with an effective date of June 1, 2019 whereby Mr. Vendola’s annual base compensation was increased to $365,000. Effective October 14, 2020, Mr. Vendola was promoted to Chief Strategy Officer. On March 1, 2021, Mr. Vendola resigned from the Company and was entitled to separation pay as discussed below.

(4)
On October 7, 2020, in connection with the Company’s financing and up listing, the Board of Directors approved bonus payments to Mr. Elam for approximately $197,000, Mr. Vendola for approximately $73,000 and Mr. Roberts for approximately $60,000. These bonus payments were paid to each executive officer in October 2020. On February 11, 2021, the Board of Directors approved bonus payments for calendar year 2020 services to Mr. Elam for $294,000, Mr. Roberts for approximately $104,000 and Mr. Vendola for approximately $93,000. In February 2021, these cash bonus payments were paid to each executive officer.

(5)
On January 16, 2020, the Board of Directors approved bonus payments for calendar year 2019 services in the amounts shown in the table. In February 2020, these cash bonus payments were paid to each executive officer.

(6)
The aggregate grant date fair value for stock option awards is computed in accordance with ASC 718 set forth by the Financial Accounting Standards Board. A discussion of key assumptions made in the valuation of stock options is presented in Note 7 to our consolidated financial statements, included in Item 8 of this Annual Report. For purposes of this table, the entire fair value of awards with time-based vesting and hybrid vesting are reflected in the year of grant, whereas under ASC 718 the fair value of such awards is generally recognized over the vesting period in our financial statements.

(7)
For the fiscal year ended June 30, 2021, amount includes health, dental, disability and life insurance premiums under our employee benefit plans totaling $21,953 for the fiscal year ended June 30, 2021 and $20,350 for the fiscal year ended June 30, 2020.
(8)
Amount consists of health, dental, disability and life insurance premiums under our employee benefit plans of $21,512, health club fees of $300, and matching contributions under our 401(k) Plan of $14,262 for the fiscal year ended June 30, 2021.

(9)
For the fiscal year ended June 30, 2021, amount includes separation payments of $197,708, matching contributions under our 401(k) Plan of $8,061, and disability and life insurance premiums under our employee benefit plans of $1,133. For the fiscal year ended June 30, 2020, amount includes matching contributions under our 401(k) Plan of $6,000, health club fees of $3,134, and disability and life insurance premiums under our employee benefit plans of $1,530.

Narrative Disclosure to Summary Compensation Table
Presented below is summary of key terms of employment agreements with our Executive Officers:
Nevan Elam
On June 23, 2015, we entered into an amended and restated employment agreement with Nevan Elam to serve as our Chief Executive Officer. Under the terms of this agreement Mr. Elam is entitled to receive an annual base salary of $450,000 plus a calendar year target bonus up to 60% of his annual base salary based on performance criteria set forth by the Board of Directors. Effective June 1, 2019, the Board of Directors approved an increase in Mr. Elam’s base salary to $490,000. Effective February 15, 2021, the Board of Directors approved an increase in Mr. Elam’s base salary to $505,000. Mr. Elam is eligible to participate in all benefit programs available to our executives and employees, including medical, dental, life and disability insurance plans, and our employee stock option plans. The employment agreement requires Mr. Elam to undertake certain confidentiality, non-competition and non-solicitation obligations. In the event that we terminate Mr. Elam’s employment without “Cause” or if Mr. Elam resigns for “Good Reason”, we are required to pay a severance benefit equal to (i) three times his then current annual base salary, (ii) 150% of his annual Target Bonus, (iii) payment of accrued vacation benefits, and (iv) continuation of certain other benefits such as medical and dental insurance. The aggregate severance benefit is payable over a period of twelve months (the “Severance Period”), and any outstanding stock options that are subject to vesting shall have vesting accelerated with respect to the number of shares that would have vested during the Severance Period as if Mr. Elam had remained employed by us during such period. The terms “Cause” and “Good Reason” are defined in the employment agreement.
Brian Roberts
On July 22, 2019, we entered into an employment agreement with Brian Roberts to serve as our Vice President of Clinical Development. Under the terms of this agreement Mr. Roberts is entitled to receive annual base salary of $360,000 plus calendar year target bonus up to 25% of his annual base salary based on performance criteria set forth by the Board of Directors. On October 23, 2020, Mr. Roberts was appointed Senior Vice President, Clinical Development. The employment agreement requires Mr. Roberts to undertake certain confidentiality, non-competition and non-solicitation obligations. In the event that we terminate Mr. Roberts’s employment without “Cause” or if Mr. Roberts resigns for “Good Reason”, we are required to pay a severance benefit equal to six months’ salary. The aggregate severance benefit is payable over a period of six months (the “Severance Period”), and any outstanding stock options that are subject to vesting shall have vesting accelerated with respect to the number of shares that would have vested during the Severance Period as if Mr. Roberts had remained employed by us during such period. The terms “Cause” and “Good Reason” are defined in the employment agreement.
Outstanding Equity Awards
As of June 30, 2021, there were no restricted stock awards and no stock options that provide for performance vesting conditions held by any of our Named Executive Officers. The following table provides a summary of equity awards outstanding, consisting solely of stock options, for each of our Named Executive Officers as of June 30, 2021:

	Grant Date	Number of Securities Underlying Unexercised Options		Option Exercise Price	Option Expiration Date
Name		Exercisable	Unexercisable
Nevan C. Elam
	7/31/19	145,833	54,167(1)	$14.50	7/31/29
	6/14/21	—	375,000(2)	12.28	6/14/31
Total for Mr. Elam		145,833	429,167
Brian Roberts
	7/31/19	29,167	10,833(1)	$14.50	7/31/29
	6/14/21	18,750	56,250(3)	12.28	6/14/31
Total for Mr. Roberts		47,917	67,083
Keith Vendola(4)
	7/2/18	14,583	833	$25.50	7/2/28
	7/31/19	29,167	1,667	14.50	7/31/29
Total for Mr. Vendola		43,750	2,500

(1)
The stock options have a ten-year term from the date of grant and vest over a three-year period as follows: 25% of the shares underlying the options vested at grant date and the remainder of the shares underlying the options vest in equal monthly installments over the remaining 36 months thereafter, subject to the executive’s continued service through each vesting date.

(2)
The stock options have a ten-year term from the date of grant and vest over a three-year period as follows: the shares underlying the options vest in equal monthly installments over the remaining 36 months beginning on July 1, 2021, subject to the executive’s continued service through each vesting date.

(3)
The stock options have a ten-year term from the date of grant and vest over a three-year period as follows: 25% of the shares underlying the options vested at grant date and the remaining shares underlying the options vest in equal monthly installments over the remaining 36 months beginning on July 1, 2021, subject to the executive’s continued service through each vesting date

(4)
Mr. Vendola resigned on March 1, 2021 resulting in the modification of certain stock options that were permitted to continue vesting through September 2021, whereby an aggregate of 46,250 stock options exercisable at a weighted average price of $18.17 will now expire in December 2021.

Options Exercised
As of June 30, 2021, there were no shares acquired upon the exercise of stock options for any of our Named Executive Officers.
Family Relationships
There are no family relationships between any of our directors and executive officers.
Legal Proceedings
During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:
•
the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•
convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•
subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;
•
found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;

•
the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•
the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Code of Ethics
We have adopted a code of business conduct and ethics that is applicable to all of our employees, officers and directors. The code is available on our web site, www.rezolutebio.com, under the “Investor Relations” tab. We intend to disclose future amendments to, or waivers from, certain provisions of our code of ethics, if any, on the above website within four business days following the date of such amendment or waiver.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee is or has been an officer or employee of the Company. None of our executive officers currently serves, or in the past year has served, as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board) or as a director of any entity that has one or more executive officers serving on the Board or the Compensation Committee.
Vote Required
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve, on an advisory basis, the compensation of our Named Executive Officers as described herein. Because the vote is advisory, it will not be binding on the Company, our Board of Directors or the Compensation Committee. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to us and, accordingly, the Board of Directors and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. Failures to vote, broker non-votes and abstentions will be the equivalent of a vote against this proposal.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL 8
ADJOURNMENT PROPOSAL
Introduction
If at the Annual Meeting the number of shares of common stock present or represented and voting in favor of the Share Increase Proposal, 2021 Equity Plan Amendment Proposal and/or the Nasdaq Proposal is insufficient to pass the proposals management may move to adjourn, postpone or continue the Annual Meeting in order to enable the Board to continue to solicit additional proxies in favor of the Share Increase Proposal, 2021 Equity Plan Amendment Proposal and/or the Nasdaq Proposal.
In this Adjournment Proposal, we are asking you to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning, postponing or continuing the Annual Meeting and any later adjournments. If the stockholders approve the Adjournment Proposal, we could adjourn, postpone or continue the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the Share Increase Proposal, 2021 Equity Plan Amendment Proposal and/or the Nasdaq Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against the Share Increase Proposal, 2021 Equity Plan Amendment Proposal and/or the Nasdaq Proposal has been received, we could adjourn, postpone or continue the Annual Meeting without a vote on the Share Increase Proposal, 2021 Equity Plan Amendment Proposal and/or the Nasdaq Proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Share Increase Proposal, 2021 Equity Plan Amendment Proposal and/or the Nasdaq Proposal.
What vote is required to approve the Adjournment Proposal?
The Adjournment Proposal will be approved if a majority of the voting shares present in person or by proxy at the Annual Meeting votes FOR the proposal. Accordingly, abstentions and broker non-votes, if any, will be counted as votes AGAINST the Adjournment Proposal.
Why am I being asked to vote on the Adjournment Proposal?
The Board believes that if the number of shares of common stock present or represented at the Annual Meeting and voting in favor of the Share Increase Proposal, 2021 Equity Plan Amendment Proposal and/or the Nasdaq Proposal are insufficient to approve such proposals, it is in the best interests of the stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes to approve the Share Increase Proposal, 2021 Equity Plan Amendment Proposal and/or the Nasdaq Proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADJOURNMENT PROPOSAL.
OTHER MATTERS
The Board of Directors is not aware of any matter to be presented for action at the 2022 Annual Meeting other than the proposals described above. Although the Board of Directors knows of no other matters to be presented at the 2022 Annual Meeting, all proxies returned to us will be voted on any such matter in accordance with the judgment of the proxy holders.
COSTS OF PROXY SOLICITATION
Our directors, officers and employees may solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies.
AVAILABLE INFORMATION
The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the SEC. Any interested party may inspect information filed by the Company, without charge, at the public reference facilities of the SEC at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. Any interested party may obtain copies of all or any portion of the information filed by the Company at prescribed rates from the Public Reference Section of the SEC at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. In addition, the SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding the Company and other registrants that file electronically with the SEC at http://www.sec.gov.
APPENDICES
Appendix A — Form of Proxy Card
Appendix B — 2021 Equity Plan
Appendix C — 2022 ESPP

SCAN TO VIEW MATERIALS & VOTE REZOLUTE, INC. 201 REDWOOD SHORES PARKWAY, SUITE 315 REDWOOD CITY, CALIFORNIA 94065 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/RZLT2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D82548-P72356 KEEP THIS PORTION FOR YOUR RECORDS REZOLUTE, INC. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: For Withhold 1a. Young-Jin Kim ! ! 1b. Nevan Charles Elam ! ! For Against Abstain 1c. Philippe Fauchet 1d. Gil Labrucherie 1e. Wladimir Hogenhuis 1f. Nerissa Kreher ! ! 5. To adopt the 2022 Employee Stock Purchase Plan. ! ! ! To approve, in accordance with Nasdaq Marketplace Rule 5635(d), the exercisability of certain Class C warrants to be issued upon the closing of a private placement offering that we entered into pursuant to a Securities Purchase Agreement dated May 4, 2022.. ! ! 7. To approve, by a non-binding advisory vote, the ! ! ! compensation of the Company’s named executive officers, or NEOs, as disclosed in the Executive Compensation ! ! section of this Proxy Statement. 8. To authorize an adjournment of the Annual Meeting, For Against Abstain 2. To ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accountants for the fiscal year ending on June 30, 2022. 3. To approve an increase in the Company’s authorized common stock of 60,000,000 shares to an aggregate of 100,000,000 shares as set forth in the Articles of Incorporation. 4. To approve an amendment to the 2021 Stock Incentive Plan to increase the number of shares available for issuance thereunder by 9,500,000 shares to an aggregate of 10,700,000 shares. if necessary, if a quorum is present, to solicit additional ! ! ! proxies if there are not sufficient votes in favor of the any of proposals 3, 4 and 6. 9. To transact such other business as may properly come before the meeting, or any postponements or adjournments thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D82549-P72356 REZOLUTE, INC. Annual Meeting of Stockholders June 16, 2022 at 3:00 p.m. PDT This proxy is solicited by the Board of Directors The enclosed proxy is solicited by the Board of Directors of Rezolute, Inc., a Delaware corporation, which we refer to as the "Company," "Rezolute," "we," "us," or "our," for use at the 2022 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held on Thursday, June 16, 2022 at 3:00 p.m. Pacific Time, via a virtual meeting, and at any postponement or adjournment thereof. You may virtually attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/RZLT2022. If you plan to virtually attend the Annual Meeting, please follow the voting and registration instructions as outlined in the Proxy Statement. All stockholders of record at the close of business on May 5, 2022 are entitled to notice of and to vote at such meeting. The date on which we anticipate that the Proxy Statement and the accompanying proxy will be first sent or given to stockholders will be on or about May 20, 2022. This proxy when properly executed will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side